EXHIBIT 10.32

TELLABS

ADVANTAGE PROGRAM

Amended and Restated Effective January 1, 2003

Except as Specifically Provided Otherwise

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(continued)

(continued)

(continued)

			Page
3.5		Limitations on Before-Tax Contributions Under the Savings Program	21
3.6		Matching Contribution Under the Savings Plan	25
3.7		Limitations on Matching Contributions Under the Savings Program	25
ARTIC	LE 4	Contributions by Employee	29
4.1		No After-Tax Contributions	29
4.2		Rollover Contribution	29
ARTIC	LE 5	Accounting Provisions and Allocations	30
5.1		Participant's Accounts	30
5.2		Common Fund	30
5.3		Unit Values	33
5.4		Eligibility to Share in Employer Contributions and Forfeitures	33
5.5		Allocation of Before-Tax Contributions	34
5.6		Allocation of Matching Contributions	34
5.7		Allocation of After-Tax Contributions	34
5.8		Allocation of Retirement Contribution and Forfeitures	34
5.9		Allocation of Profit Sharing Contribution, Company Contribution and Forfeitures.	34
5.10		Crediting Accounts	35
5.11		Provisional Annual Addition	35
5.12		Limitation on Annual Additions	36
ARTIC	LE 6	Amount of Payments to Participants	38
6.1		General Rule	38
6.2		Normal Retirement	38
6.3		Death	38
6.4		Disability	38
6.5		Vesting	38
6.6		Resignation or Dismissal	39
6.7		Treatment of Forfeitures	39
ARTIC	LE 7	Distributions	40

(continued)

			Page
7.1		Commencement and Form of Distributions	40
7.2		Qualified Joint and Survivor Annuity - Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account	48
7.3		Pre-Retirement Survivor Annuity - Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account	50
7.4		Distributions to Beneficiaries	51
7.5		Beneficiary Designations	52
7.6		Installment or Deferred Distributions	53
7.7		Form of Elections and Applications for Benefits	53
7.8		Unclaimed Distributions	54
7.9		Distributions in Kind	54
7.10		Distribution of Participant's After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment	54
7.11		Loans	55
7.12		Withdrawals Prior to Termination of Employment and After Age 59-1/2	58
7.13		Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals	58
7.14		Eligible Rollover Distributions	61
7.15		Facility of Payment	62
7.16		Claims Procedure	62
ARTIC	LE 8	Top-Heavy Plan Requirements	64
8.1		Top-Heavy Definitions	64
8.2		Top-Heavy Plan Requirements	67
ARTIC	LE 9	Powers and Duties of Committees	69
9.1		Appointment of Committees	69
9.2		Powers and Duties of Administrative Committee	69
9.3		Powers and Duties of the Investment Committee	70
9.4		Committee Procedures	71
9.5		Consultation with Advisors	72
9.6		Committee Members as Participants	72

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			Page
9.7		Records and Reports	72
9.8		Investment Policy	72
9.9		Designation of Other Fiduciaries	73
9.10		Obligations of Each Committee	73
9.11		Indemnification of Each Committee	74
ARTIC	LE 10	Trustee and Trust Fund	75
10.1		Trust Fund	75
10.2		Payments to Trust Fund and Expenses	75
10.3		Trustee's Responsibilities	75
10.4		Reversion to the Employer	75
ARTIC	LE 11	Amendment or Termination	76
11.1		Amendment	76
11.2		Termination	76
11.3		Form of Amendment, Discontinuance of Employer Contributions, and Termination	76
11.4		Limitations on Amendments	76
11.5		Level of Benefits Upon Merger	77
11.6		Vesting Upon Termination or Discontinuance of Employer Contributions; Liquidation of Trust	77
ARTIC	LE 12	Miscellaneous	79
12.1		No Guarantee of Employment, Etc	79
12.2		Nonalienation	79
12.3		Qualified Domestic Relations Order	79
12.4		Controlling Law	79
12.5		Severability	80
12.6		Notification of Addresses	80
12.7		Gender and Number	80
12.8		Instructions and Elections	80
ARTIC	LE 13	Adoption by Affiliates	81
13.1		Adoption of Plan	81

(continued)

			Page
13.2		The Company as Agent for Employer	81
13.3		Adoption of Amendments	81
13.4		Termination	81
13.5		Data to Be Furnished by Employers	81
13.6		Joint Employers	81
13.7		Expenses	82
13.8		Withdrawal	82
13.9		Prior Plans	82
ARTIC	LE 14	Retiree Medical Benefits	83
14.1		Medical Benefits Account	83
14.2		Retiree Medical Benefits Definitions	83
14.3		Separate Account	83
14.4		Impossibility of Diversion Prior to Satisfaction of All Liabilities	84
14.5		Reversion upon Satisfaction of All Liabilities	84
14.6		Medical Benefits	84
14.7		Coordination with Health Plan	84
14.8		Employer Contributions	84
14.9		Reservation of the Right to Terminate Medical Benefits	84

ARTICLE 1

General

1.1      Purpose. It is the intention of the Employer to continue to provide for the administration of the Tellabs Retirement Plan, a money purchase pension plan, together with a retiree medical benefits account under the provisions of Code Section 401(h) and the Tellabs Profit Sharing and Savings Plan, a profit sharing and Code Section 401(k) savings program as parts of this Tellabs Advantage Program (the “Plan”) and a Trust Fund in conjunction therewith for the benefit of eligible employees of an Employer, in accordance with the provisions of Code Sections 401 and 501 and in accordance with other provisions of law relating to money purchase pension plans and profit sharing plans containing a Code Section 401(k) arrangement. Except as otherwise provided in this Plan or the Trust, upon the transfer by an Employer of any funds to the Trust Fund in accordance with the provisions of this Plan, all interest of the Employer therein shall cease and terminate, and no part of the Trust Fund shall be used for, or diverted to, purposes other than the exclusive benefit of Participants and their beneficiaries.

1.2      Source of Funds. The Trust Fund shall be created, funded and maintained by contributions of an Employer, by contributions of the Participants, and by such net earnings as are obtained from the investment of the funds of the Trust Fund.

1.3      Scope of Plan Coverage. The provisions of the Plan as herein restated shall be effective as of January 1, 2003, except for certain provisions the effective dates of which are set forth therein. However, the rights and benefits of any Participant whose employment with an Employer prior to the Effective Date shall be determined in accordance with the corresponding provisions of the Prior Plan documents as in effect upon the Participant’s termination of employment and, to the extent necessary, the provisions of the Prior Plan documents are hereby specifically incorporated by reference into this Plan. Except as may be required by ERISA or the Code, the rights of any person whose status as an employee of the Employer and all Affiliates has terminated shall be determined pursuant to the Plan as in effect on the date such employment terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

1.4      Definitions. Certain terms are capitalized and have the respective meanings set forth in the Plan.

        “Account” means each of the individual accounts established pursuant to Article 5 (Accounting Provisions and Allocations) representing a Participant’s allocable share of the Trust Fund.

        “Accounts” means the collective individual accounts established pursuant to Article 5 (Accounting Provisions and Allocations).

        “Active Participant” means a Participant who, on a given date, is employed by an Employer as an Eligible Employee.

        “Actual Deferral Percentage” and “Actual Deferral Percentage Tests” are described in Section 3.5 (Limitations on Before Tax Contributions Under the Savings Program).

        “Administrative Committee” is the Committee so appointed in accordance with Article 9 (Powers and Duties of Committees) as the administrator and named fiduciary of the Plan.

        “Affiliate” means any corporation or enterprise, other than the Company, which, as of a given date, is a member of the same controlled group of corporations, the same group of trades or businesses under common control or the same affiliated service group, determined in accordance with Code Sections 414(b), (c), (m) or (o), as is the Company. For purposes of determining the amount of a Participant’s Annual Addition or Total Compensation and applying the limitations of Code Section 415 set forth in Article 5 (Accounting Provisions and Allocations), “Affiliate” shall include any corporation or enterprise, other than the Company, which, as of a given date, is a member of the same controlled group of corporations or the same group of trades or businesses under common control, determined in accordance with Code Sections 414(b) or (c) as modified by Code Section 415(h), as is the Company.

        “After-Tax Contribution” means after-tax employee contributions made by Participants under the Plan prior to January 1, 1994.

        “Aggregate Limit” is described in Section 3.8 (Multiple Use).

        “Alternate Payee” means the person, other than the Participant, designated by a court to receive benefits under the Plan in a Qualified Domestic Relations Order as further described in Section 12.3 (Qualified Domestic Relations Order).

        “Annual Addition” means for any Limitation Year, the sum of (a) all Before-Tax Contributions, Matching Contributions, Profit Sharing Contributions (including forfeitures allocated as a part thereof), Retirement Contributions (including forfeitures allocated as a part thereof), for Limitation Years beginning prior to January 1, 1994, After-Tax Contributions, and for Limitation Years beginning on and after January 1, 2003, Company Contributions (including forfeitures allocated as a part thereof), allocated to the Accounts of a Participant under this Plan; (b) any employer contributions, forfeitures and employee after-tax contributions allocated to such Participant under this or any other defined contribution plan maintained by the Employer or an Affiliate; and (c) amounts allocated to an individual medical account as defined in Code Section 415(l)(2) and amounts attributable to post-retirement medical benefits allocated to the separate account of a “key employee,” as described in Code Section 419A(d)(3) maintained by the Employer or an Affiliate.

        “Annuity Starting Date” means the first day of the first period for which a benefit is payable in the form of an annuity or any other form.

        “Basic Before-Tax Contribution” means, for any period, with respect to a Participant, the portion of the Before-Tax Contribution made on his behalf by an Employer during such period equal to the lesser of 3% (4% effective July 1, 2003) of the Participant’s Considered Compensation paid during such period or the Participant’s Before-Tax Contribution for such period. For any period, “Basic Before-Tax Contribution” means, with respect to the Employer, the sum of such contributions.

        “Before-Tax Contribution” means, with respect to a Participant, the contribution by an Employer on his behalf described in Section 3.4 (Before-Tax Contribution Under the Savings Program) and, with respect to the Employer, means the sum of such contributions.

        “Board of Directors” means the Board of Directors of the Company.

        “Business Day” means each day on which the Federal Reserve, the New York Stock Exchange and the Trustee are open for business, or if different and to the extent applicable, each day as of which trades are recognized under the rules governing an investment fund of the Plan.

        “Code” means the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as from time to time amended.

        “Coherent Accounts” means the separate Coherent Before-Tax Account, Coherent Employer Account and Coherent Rollover Account of Coherent Participants described in Section 5.1 (Participant Accounts).

        “Coherent Acquisition Date” means the date of the acquisition of Coherent Communications Systems Corporation by Tellabs, Inc.

        “Coherent Participant” means employees of Coherent Communications Systems Corporation or any subsidiary thereof who were participants in the Coherent Plan on December 31, 1998 and (a) became Participants in the Plan on January 1, 1999, or (b) whose Coherent Accounts were subsequently transferred from the Coherent Plan to the Trust Fund as a result of the merger of the Coherent Plan into the Plan effective April 1, 1999.

        “Coherent Plan” means the Coherent Communications Systems Corporation Savings Incentive Plan as in effect on the Coherent Acquisition Date, and as amended from time to time thereafter up to and including its merger into the Plan effective April 1, 1999.

        “Committees” means the Administrative Committee and the Investment Committee appointed pursuant to Article 9 (Powers and Duties of the Committees).

        “Company” means Tellabs Operations, Inc., a Delaware corporation, a predecessor of such corporation, or any successor to it in ownership of all or substantially all of its assets.

        “Company Contribution” means the contribution referred to in Section 3.3 (Profit Sharing and Company Contributions under the Savings Program).

        “Compensation” means a Participant’s “Considered Compensation” or “Total Compensation,” as follows:

(a)     “Considered Compensation” for a period is the Participant’s Total Compensation paid during the period while he was an Active Participant but excluding reimbursements or other expense allowances, fringe benefits (cash and noncash), moving or education expenses, income from participation in any stock purchase plan, income from stock awards, income from the exercise of stock appreciation rights, dividends on restricted stock or other extraordinary remuneration, provided, however, beginning with the 1998 Plan Year Considered Compensation shall include amounts excluded from the Participant’s income for the period under Code Sections 125, 132(f)(4), 402(g)(3) or 457 including before-tax contributions and elective contributions to a plan of the Employer established under Code Section 125.

(b)     “Total Compensation” for a period is the Participant’s compensation (as described in Treasury Regulation Section 1.415-2(d)(2)) paid during the period for personal services actually rendered in the course of employment with the Employer and all Affiliates, excluding contributions made by an Employer (other than the Before-Tax Contribution) to a plan to the extent that such are not included in the gross income of the Participant in the year made and other amounts which receive special tax treatment (as described in Treasury Regulation Section 1.415-2(d)(3)); effective with the 1998 Plan Year, plus amounts excluded from the Participant’s income for the period under Code Sections 125, 132(f)(4), 402(g)(3) or 457; provided, however, that the Total Compensation for any Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not include any amount in excess of $160,000 (for any Plan Year beginning after December 31, 2001, shall not include any amount in excess of $200,000) as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

        “Contribution Percentage” and “Contribution Percentage Tests” are described in Section 3.7 (Limitations on Matching Contributions Under the Savings Program).

        “Defined Contribution Dollar Limitation” effective for Limitation Years beginning after December 31, 1994, means an amount equal to $30,000 ($40,000 beginning with the 2002 Limitation Year), as adjusted by the Secretary of the Treasury pursuant to Code Section 415(d), prorated for any Limitation Year of less than 12 months; provided that for purposes of Code Section 511(a)(ii), such amount shall be reduced by the amounts allocated to any medical accounts described in subsection (c) of the definition of “Annual Addition.”

        “Dependent” means an individual entitled to medical benefits as a dependent of an Eligible Retiree, as described in Section 14.2 (Retiree Medical Benefits Definitions).

        “Designated Before-Tax Contributions” means the contributions referred to in Section 3.7 (Limitations on Matching Contributions Under the Savings Program).

        “Determination Period” means the Plan Year containing the Top-Heavy Determination Date and the 4 preceding Plan Years, as further referenced in Article 8 (Top-Heavy Plan Requirements).

        “Disability Plan” with respect to any Participant means the long term disability plan maintained by the Employer and covering such Participant.

        “Election Period” means the period defined in Section 7.2 (Qualified Joint and Survivor Annuity — Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account) relating to the period during which a Participant may elect to have the Participant’s Retirement Account distributed in a form other than a Qualified Joint and Survivor Annuity.

        “Eligible Employee” means any employee of the Employer but excluding any employee who is (1) a Member of a Collective Bargaining Unit; (2) an individual providing services to the Employer in the capacity of, or who is or was designated by the Employer as, a Leased Employee, an independent contractor, intern or a Limited Term Employee; or (3) are non-resident aliens who receive no earned income from the Employer which constitutes income from services within the United States. Notwithstanding the foregoing, any employee of Salix Technologies, Inc. or any subsidiary thereof who was eligible to participate in the Salix Plan as of May 19, 2000 will be considered an Eligible Employee as of May 19, 2000. Notwithstanding the foregoing, any individual employed by Coherent Communications Systems Corporation or any subsidiary thereof as of the Coherent Acquisition Date, or thereafter until December 31, 1998, shall not become an Eligible Employee until January 1, 1999. Notwithstanding the foregoing, any individual employed by Ocular Networks, Inc. or any subsidiary thereof who was eligible to participate in the Ocular Plan as of the Ocular Acquisition Date shall not become an Eligible Employee until April 1, 2002.

        “Eligible Individual” means an individual entitled to Medical Benefits, as described in Section 14.2 (Retiree Medical Benefits Definitions).

        “Eligible Limited Participant” means an individual eligible to make Before-Tax Contributions under the Savings Program, but not entitled to receive the matching contribution portions of the Profit Sharing Contribution and the Retirement Contribution provisions of the Plan, as further described in subsection 2.1(d).

        “Eligible Participant” means (a) prior to July 1, 2003, an Active Participant who has completed his Eligibility Period making him eligible to share in the Matching Contribution bi-weekly, and share in the Profit Sharing Contribution and forfeitures and Retirement Contribution and forfeitures for a given quarter of the Plan Year as of the last day of the quarter for which such contribution or forfeitures are being allocated if he is then employed by the Employer as an Eligible Employee and as further defined in Section 5.4 (Eligibility to Share in Employer Contributions and Forfeitures); and (b) effective July 1, 2003, means each Active Participant.

        “Eligible Retiree” means an individual entitled to receive retiree medical benefits under the Health Plan, as described in Section 14.2 (Retiree Medical Benefits Definitions).

        “Eligible Retirement Plan” with respect to a Participant, the surviving spouse of a Participant or a former spouse of the Participant who is an Alternate Payee under a Qualified Domestic Relations Order is (a) an individual retirement account described in Code Section 408(a) or individual retirement annuity described in Code Section 408(b), and, with respect to a Participant, is also (b) an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a).

        “Eligible Rollover Distribution” means any rollover distribution of the Accounts distributable to a Participant, the surviving spouse of a Participant or the former spouse of the Participant who is an Alternate Payee under a Qualified Domestic Relations Order; provided, however, (a) the portion of any distribution required to be made under Code Section 401(a)(9), (b) the portion of any distribution that is not includable in the gross income of the recipient (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities), shall not constitute an Eligible Rollover Distribution and (c) the portion of the Account distributed to a Participant as a hardship withdrawal pursuant to subsection 7.13(b) (Pre-59½ Coherent Account Withdrawals; Hardship Withdrawals) shall not constitute an Eligible Rollover Distribution.

        “Eligibility Period” means, for periods prior to July 1, 2003, a rolling one-year period used for the purpose of determining when an employee is eligible to share in the Matching Contribution, the Profit Sharing Contribution and forfeitures and the Retirement Contribution and forfeitures. An employee’s first Eligibility Period shall commence on the date on which he first completes an Hour of Service. Subsequent Eligibility Periods shall commence on the first day of each month following such date. Notwithstanding the foregoing, the initial Eligibility Period of a former employee who is reemployed after incurring a Period of Severance of one year or more and who is not eligible for immediate participation pursuant to Section 2.1(c) (Eligibility Requirements) shall commence on the date on which he first performs duties for an Employer or an Affiliate after such Period of Severance and subsequent Eligibility Periods shall commence on the Entry Date following such date.

        “Employer” means the Company and any Affiliate which adopts this Plan pursuant to Article 13 (Adoption by Affiliates).

        “Entry Date” means the first day of each Plan Year, the first day of the fourth month of each Plan Year, the first day of the seventh month of each Plan Year and the first day of the tenth month of the Plan Year shall be an “Entry Date.” Solely for purposes of subsection 2.1(d) (Eligibility Requirements) and the ability to participate in the Savings Program as an Eligible Limited Participant commencing April 1, 1999, and effective July 1, 2003, for all purposes under the Plan, each business day shall also be an “Entry Date.”

        “ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder, as from time to time amended.

        “Employer Excess Contribution” is the contribution defined in Section 3.1 (Employer Contributions).

        “Excess Forfeiture Suspense Account” means the Account described in Section 5.12 (Limitations on Annual Additions).

        “Excess Tentative Employer Contribution” means the excess contribution described in Section 5.12 (Limitations on Annual Additions).

        “Five-Percent Owner” means an employee described in Code Section 416(i)(1).

        “Funds” means the separate investment funds as described in Section 5.2 (Common Fund).

        “Health Plan” means a retiree medical plan maintained by an Employer, as described in Section 14.2 (Retiree Medical Benefits Definitions).

        “Highly Compensated Employee” means an employee of the Employer or an Affiliate who was a Participant eligible during the Plan Year to make Before-Tax Contributions and who:

(a)     was a Five-Percent Owner at any time during the Plan Year or the preceding Plan Year; or

(b)     received Total Compensation in excess of $80,000 (as adjusted for increases in the cost of living by the Secretary of the Treasury) during the preceding Plan Year and was among the top 20% of the employees (disregarding those employees excludable under Code Section 414(q)(5)) when ranked on the basis of Total Compensation paid for that year.

        To the extent required by Code Section 414(q)(6), a former employee who was a Highly Compensated Employee when he separated from service with the Employer and all Affiliates or at any time after attaining age 55 shall be treated as a Highly Compensated Employee.

      “Hour of Service” is:

(a)	each hour for which an employee is paid or entitled to payment for the performance of duties for the Employer or an Affiliate;

(b)	each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate; and

(c)

each hour for which an employee is paid or entitled to payment for a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence. In crediting Hours of Service pursuant to this subparagraph (c), all payments made or due shall be taken into account, whether such payments are made directly by the Employer or an Affiliate or indirectly (e.g., through a trust fund or insurer to which the Employer or an Affiliate makes payments, or otherwise), except that:

(i)	no more than 501 such Hours of Service shall be credited for any continuous period during which the employee performs no duties;

(ii)

no such Hours of Service shall be credited if payments are made or due under a plan maintained solely for the purpose of complying with any workers’ compensation, unemployment compensation or disability insurance laws; and

(iii)	no such Hours of Service shall be credited for payments which are made solely to reimburse the employee for medical or medically related expenses.

The Hours of Service, if any, for which an employee is credited for a period in which he performs no duties shall be computed and credited to computation periods in accordance with 29 C.F.R. 2530.200b-2 and other applicable regulations promulgated by the Secretary of Labor. For purposes of computing the Hours of Service to be credited to an employee for whom a record of hours worked is not maintained, an employee shall be credited with 45 Hours of Service for each week in which he completes at least one Hour of Service. In addition, an employee shall be credited with Hours of Service for each week the employee is on a leave of absence in accordance with Section 2.4 (Leaves of Absence); provided however, that except as provided in Section 2.4 (Leaves of Absence), no more than 501 Hours of Service shall be credited with respect to any continuous period of a leave of absence.

        “Individual Beneficiary” means a natural person designated by the Participant in accordance with Section 7.5 (Beneficiary Designations) to receive all or any portion of the amounts remaining in the Participant’s Accounts at the time of the Participant’s death. “Individual Beneficiary” also means a natural person who is a beneficiary of a trust designated by the Participant in accordance with Section 7.5 (Beneficiary Designations) to receive all or a portion of such amount, provided the trust complies with the requirements of Code Section 401(a)(9) and the regulations promulgated thereunder, including that the trust is irrevocable, the beneficiaries with respect to the trust’s interest in the Participant’s Accounts are identifiable from the trust agreement, and a copy of the trust agreement is provided to the Administrative Committee prior to the date distributions commence to such trust.

        “Investment Committee” is the Committee so appointed in accordance with Article 9 (Powers and Duties of Committees).

        “Investment Manager” means a registered investment adviser or other entity, as described in Section 9.8 (Investment Policy).

        “Key Employee” means an employee described in Section 8.1 (Top-Heavy Definitions).

        “Leased Employee” means any individual who is not carried on the payroll of the Employer or an Affiliate and who, pursuant to an agreement between the Employer or an Affiliate and any other person (“leasing organization”), has performed services for the Employer or an Affiliate (or a related person as determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under primary direction or control by the Employer or Affiliate. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

        “Limited Term Employee” means an employee whose employment is for a temporary basis and is classified as a limited term employee or a coop employee under the records of his Employer.

        “Limitation Year” means the relevant Plan Year.

        “Matching Contribution” is the contribution referred to in Section 3.6 (Matching Contribution Under the Savings Program).

        “Maximum Annual Addition” is the amount defined in Section 5.12 (Limitations on Annual Additions).

        “Medical Benefits” means the benefits described in Section 14.2 (Retiree Medical Benefits Definitions).

        “Medical Benefits Account” means the account established in accordance with Code Section 401(h) as part of the Retirement Program for the purpose of providing retiree medical benefits, as described in Article 14 (Retiree Medical Benefits).

        “Member of a Collective Bargaining Unit” means any employee who is included in a collective bargaining unit and whose terms and conditions of employment are or were covered by a collective bargaining agreement if there is evidence that retirement benefits were the subject of good-faith bargaining between representatives of such employee and the Employer, unless such collective bargaining agreement makes this Plan applicable to such employee.

        “Multiple Use” is described in Section 3.8 (Multiple Use).

        “Non-Highly Compensated Employee” means, for any Plan Year, any employee of the Employer or Affiliate who:

(a)     at any time during the Plan Year was a Participant eligible to make Before-Tax Contributions, and

(b)     was not a Highly Compensated Employee for such Plan Year.

        “Normal Retirement Date” means a Participant’s 65th birthday.

        “Ocular Account” means the Ocular Participant’s funds which were transferred from the Ocular Plan to the Trust Fund as a result of the merger of the Ocular Plan into the Plan effective June 28, 2002.

        “Ocular Acquisition Date” means the date of the acquisition of Ocular Networks, Inc. by Tellabs, Inc., January 15, 2002.

        “Ocular Participant” means employees of Ocular Networks, Inc. or any subsidiary thereof who were participants in the Ocular Plan on January 14, 2002 and (a) became Participants in the Plan on April 1, 2002, or (b) whose Ocular accounts were subsequently transferred from the Ocular Plan to the Trust Fund as a result of the merger of the Ocular Plan into the Plan effective June 28, 2002.

        “Ocular Plan” means the Ocular Networks, Inc. 401(k) Plan as in effect on the Ocular Acquisition Date, and as amended from time to time thereafter up to and including its merger into the Plan effective June 28, 2002.

        “One-Percent Owner” means an employee described in Code Section 416(i)(1).

      “Participant” means:

(a)     a current employee of the Employer or an Affiliate who has become a Participant in the Plan pursuant to subsections (a), (b), (c), (f), or (g) of Section 2.1 (Eligibility Requirements) or;

(b)     a former employee of the Employer or an Affiliate for whose benefit an Account in the Trust Fund is maintained.

        “Plan” means the Tellabs Advantage Program set forth herein, including all Appendices hereto.

        “Permissive Aggregation Group” means the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410, as further referenced in Article 8 (Top-Heavy Plan Requirements).

        “Plan Year” means a 12-month period beginning on January 1 and ending on December 31.

        “Pre-Retirement Survivor Annuity” means the surviving spouse survivor annuity defined in Section 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account).

        “Present Value” means the present value of accrued benefits under the aggregated defined benefit plan or plans for all Participants as of the Top-Heavy Determination Date(s), as determined in accordance with Code Section 416 and the regulations thereunder, as further defined in Article 8 (Top-Heavy Plan Requirements).

        “Prior Plan” means prior versions of the Plan.

        “Profit Sharing Contribution” means the contribution referred to in Section 3.3 (Profit Sharing Contribution under the Savings Program).

        “Provisional Annual Addition” is the amount described in Section 5.11 (Provisional Annual Addition).

        “Qualified Domestic Relations Order” means any domestic relations order that creates, recognizes or assigns to an Alternate Payee the right to receive all or a portion of Participant’s benefits payable hereunder and meets the requirements of Code Section 414(p).

        “Qualified Joint and Survivor Annuity” for a married Participant, means an annuity for the life of a Participant with a survivor annuity for the life of the Participant’s surviving spouse equal to fifty percent (50%) of in the amount of the annuity which is payable during the joint lives of the Participant and his surviving spouse. The Qualified Joint and Survivor Annuity shall be the actuarial equivalent of the Participant’s vested Account Balance.

        “Qualified Military Service” means the performance of duty on a voluntary or involuntary basis in the Uniformed Services of the United States by an Eligible Employee provided he is re-employed by the Employer or an Affiliate within the applicable time period specified in Chapter 43 of Title 38 of the United States Code (Employment and Reemployment Rights of Members of the Uniformed Services) and the total length of all such absences does not exceed the maximum specified by law for the retention of reemployment rights. The term “Uniformed Services of the United States” means the Armed Forces, the Army National Guard and the Air National Guard when engaged in active duty for training, inactive duty training, or full-time National Guard duty, or full-time duty in the commissioned corps of the Public Health Service as defined in Chapter 43 of Title 38 of the United States Code.

        “Required Aggregation Group” means (i) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in subsection (i) above to meet the requirements of Code Sections 401(a)(4) or 410 as further referenced in Article 8 (Top-Heavy Plan Requirements).

      “Required Beginning Date” means:

(a)     for a Participant who is not a Five-Percent Owner, the April 1 following the later of the calendar year in which the Participant attains age 70½ or the calendar year in which the Participant terminates employment; or

(b)     for a Participant who is a Five-Percent Owner with respect to the Plan Year in which he attains age 70½, the April 1 following the calendar year in which he attained age 70½.

        “Reserve Staff” means an employee whose employment is on an as needed basis where Employer will determine need every two weeks or such period as it deems appropriate and is classified as a reserve employee under the records of his Employer.

        “Retirement Contribution” means the contribution referred to in Section 3.2 (Retirement Contribution Under the Retirement Program).

        “Retirement Program” means the provisions of this Plan relating to the Tellabs Retirement Plan, the money purchase pension plan which forms a part hereof.

      “Rollover Contribution” means:

(a)

all or a portion of a distribution received by an employee from another qualified plan which is eligible for tax-free rollover to a qualified plan and which is rolled over by the employee to this Plan within 60 days following his receipt thereof;

(b)	amounts rolled over to this Plan from a conduit individual retirement account which has no assets other than assets (and the earnings thereon) which were

(i)	previously distributed to the employee by another qualified plan as a distribution which is eligible for tax-free rollover to a qualified plan and

(ii)	deposited in such conduit individual retirement account within 60 days of receipt thereof;

(c)

amounts distributed to the employee from a conduit individual retirement account meeting the requirements of (b) above, and rolled over by the employee to this Plan within 60 days of his receipt thereof from such conduit individual retirement account;

(d)

amounts rolled over directly to this Plan by the trustee of another qualified plan pursuant to the provisions of Code Section 401(a)(31) and to any other related laws and regulations as in effect at the time of such direct rollover; and

(e)	any amounts distributed from another qualified plan will not be eligible as a Rollover Contribution if such money had been contributed to that plan as an after-tax contribution.

        “Salix Accounts” means the separate Salix Before-Tax Account, Salix Employer Account and Salix Rollover Account of Salix Participants described in Section 5.1 (Participant Accounts).

        “Salix Acquisition Date” means the date of the acquisition of Salix Technologies, Inc. by Tellabs, Inc.

        “Salix Participant” means employees of Salix Technologies, Inc. or any subsidiary thereof who were participants in the Salix Plan on May 19, 2000 and (a) became Participants in the Plan on May 19, 2000, or (b) whose Salix Accounts were subsequently transferred from the Salix Plan to the Trust Fund as a result of the merger of the Salix Plan into the Plan effective May 19, 2000.

        “Salix Plan” means the Salix Technologies, Inc. 401(k) Plan as in effect on the Salix Acquisition Date, and as amended from time to time thereafter up to and including its merger into the Plan effective May 19, 2000.

        “Savings Program” means the provisions of the Plan relating to the Tellabs Profit Sharing and Savings Plan, a profit sharing and Code Section 401 savings and matching contribution plan which forms a part hereof.

        “Service” means the period credited to an Eligible Employee or Participant for purposes of determining the level of a Participant’s nonforfeitable benefits under the Tellabs Retirement Program. A Participant’s or Eligible Employee’s Service shall be the period beginning on his Employment Commencement Date (or Re-employment Commencement Date, if applicable) and ending on his Termination Date, computed in accordance with the following rules:

(a)	Special Definitions.

(i)	“Employment Commencement Date” means the date an employee first performs an Hour of Service.

(ii)	“Termination Date” means the earlier of:

(A)	The date on which an employee quits, retires, is discharged or dies; or

(B)

The first anniversary of the first day of a period in which an employee remains absent from service (with or without pay) for any reason other than a quit, retirement, discharge or death, such as vacation, holiday, sickness, disability, leave of absence or layoff, except that this clause (B) shall not apply to an employee on leave of absence for service in the United States armed forces or the Family and Medical Leave Act of 1993.

(iii)	“Re-employment Commencement Date” means the date on which an employee first performs an Hour of Service following a Period of Severance.

(iv)	“Period of Severance” means the period beginning on an employee’s Termination Date and ending on his Re-employment Commencement Date.

(v)	“Year of Service” means each full year (on the basis that 365 days equal a full year) in the employee’s period of Service.

(b)

Aggregation Rule. All of an employee’s periods of Service with any Affiliate shall be aggregated on the basis that 365 days equal a full year, except that if an employee has a Period of Severance of five years or more:

(i)

The prior period of Service shall be disregarded unless (A) his Retirement Account was nonforfeitable at the time the Period of Severance began or (B) the Period of Severance is less than the prior period of Service, and

(ii)	Any period of Service after such Period of Severance shall be disregarded in determining the vested percentage of his Retirement Account which accrued before the Period of Severance.

(c)	Service Spanning Rule. If an employee’s Re-employment Commencement Date occurs within 12 months after his Termination Date, his Service shall include the intervening Period of Severance.

(d)	Service with Predecessor and Related Employers. An employee’s period of service,

(i)

with another employer before the acquisition of that employer’s business by the Employer shall, to the extent provided in the agreement pertaining to such acquisition or as approved by the Board of Directors, be included in his Service to the same extent as if such service was performed for the Employer, provided however, that in no event shall any service prior to January 6, 1975 be deemed Service hereunder; and

(ii)

with any employer while such employer is an Affiliate shall be included in his Service to the same extent as if such service was performed for the Employer, provided however, that in no event shall any service prior to January 6, 1975 be deemed Service hereunder.

(e)

Recognition of Services under Salix Plan and Coherent Plan. Solely with respect to former Salix Participants, Coherent Participants and Ocular Participants, each such Participant’s period of service shall include such period or periods of employment previously credited to that Participant under the Salix Plan, Coherent Plan or Ocular Plan, as applicable; provided, however, that in no event shall any service prior to January 6, 1975 be deemed Service hereunder.

        “Simplified Employee Pension Plan” means a plan designed to meet the requirements of a simplified pension plan pursuant to Code Section 408(k), as further referenced in Article 8 (Top-Heavy Plan Requirements) and subsection 11.6(c).

        “Supplemental Before-Tax Contribution” means for any period, with respect to a Participant, the portion of the Before-Tax Contribution made on his behalf by an Employer during such period which exceeds such Participant’s Basic Before-Tax Contribution for such period. For any period, “Supplemental Before-Tax Contribution” means, with respect to the Employer, the sum of such contributions.

        “Tellabs Stock Fund” is the Fund described in Section 5.2 (Common Fund).

        “Tentative Employer Contribution” is the contribution described in Section 3.3 (Profit Sharing Contribution Under the Savings Program).

        “Top-Heavy” describes a plan which is determined to be Top-Heavy in accordance with Code Section 416 as further detailed in Section 8.1 (Top-Heavy Definitions).

        “Top-Heavy Determination Date” means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year or, for the first Plan Year of the Plan, the last day of that year as further described in Section 8.1 (Top-Heavy Definitions).

        “Top-Heavy Ratio” means the ratio set forth in Code Section 416, as further described in Section 8.1 (Top-Heavy Definitions).

        “Trust” or “Trust Fund” means the Tellabs, Inc. Profit Sharing and Savings Trust or such other trust established in accordance with Article 9 (Powers and Duties of Committees).

        “Trustee” means the Trustee or Trustees under the Trust referred to in Article 9 (Powers and Duties of Committees).

        “Unit” means the unit of measure (determined as provided in Article 5 (Accounting Provisions and Allocations) of the proportionate measure, if any, of the Accounts of a Participant in the investment Funds established pursuant to Section 5.2 (Common Fund).

        “Valuation Date” means each Business Day as of which the Administrative Committee shall determine the value of each Account.

1.5      EGTRRA Compliance. This Plan reflects certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). The provisions of the Plan relating to EGTRRA are intended to demonstrate good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder, including but not limited to IRS Notice 2001-57. Except as otherwise provided, the provisions of the Plan relating to EGTRRA shall be effective as of the first day of the 2002 Plan Year, and shall supercede other provisions of the Plan to the extent such provisions are inconsistent therewith.

ARTICLE 2

Eligibility and Participation

2.1      Eligibility Requirements.

(a)     Every Participant on January 1, 2003 shall continue as such subject to the provisions of the Plan.

(b)     Prior to July 1, 2003, every other Eligible Employee shall first be eligible to participate in the Matching Contribution, the Profit Sharing Contribution and the Retirement Contribution provisions of the Plan, if he is then employed by an Employer, on the Entry Date coinciding with or next following his first nine (9) months of continuous employment, if he has completed 1,000 Hours of Service during such nine (9) month period and attained his 21st birthday (18th birthday, commencing with the April 1, 1999 Entry Date) on or before such Entry Date. An Eligible Employee who does not become a Participant pursuant to the preceding sentence shall first be eligible to participate, if he is then employed by an Employer, on the Entry Date coinciding with or next following the later of (i) the end of the first Eligibility Period in which he completes 1,000 Hours of Service or (ii) his 21st birthday (18th birthday, commencing with the April 1, 1999 Entry Date).

(c)     Prior to July 1, 2003, any former employee of the Employer or an Affiliate who was a Participant or could have become a Participant under subsection (b) above had he been employed on a prior Entry Date, and is reemployed by the Employer as an Eligible Employee, shall be eligible to participate on the first Entry Date coinciding with or next following the date he is reemployed.

(d)     Prior to July 1, 2003 and notwithstanding any provisions of this Section 2.1 to the contrary, an Eligible Employee who does not meet the requirements of paragraph (a), (b) or (c) above and who is reasonably expected to meet the requirements of paragraph (b) shall first be eligible to participate in the Plan as an Eligible Limited Participant on the Entry Date coinciding with or next following the later of his Employment Commencement Date or 21st birthday (18th birthday, commencing with the April 1, 1999 Entry Date), solely for purposes of making a Before-Tax Contribution pursuant to Section 3.4 (Before-Tax Contributions under the Savings Program) (but not for purposes of receiving a Matching Contribution with respect thereto) and/or a Participant Rollover Contribution pursuant to Section 4.2 (Rollover Contribution), and exercising rights with respect to the Account(s) established thereby.

(e)     Effective July 1, 2003, any Eligible Employee shall first be eligible to participate in the Plan effective as of the Entry Date coinciding with the later of:

(i)     the Eligible Employee’s first day of employment or re-employment as an Eligible Employee,

(ii)     the date the Eligible Employee attains age 18, or

(iii)     July 1, 2003.

(f)     Notwithstanding any provisions of this Plan to the contrary, any individual who was providing services to the Employer in the capacity of, or who was designated by the Employer as, an independent contractor, a Leased Employee, Reserve Staff or a Limited Term Employee and who is subsequently re-classified as an Eligible Employee for the purposes of this Plan (regardless of whether such re-classification is retrospective or prospective), shall be eligible to participate in the Plan on a prospective basis only from the date of the re-classification and shall not have any retroactive claim for benefits.

(g)     Notwithstanding the foregoing provisions of this Section 2.1 (Eligibility Requirements) a Coherent Participant who is an Eligible Employee on January 1, 1999 shall become a Participant as of that date. Any other individual who was an employee of Coherent Communications Systems Corporation or any subsidiary thereof and first became an Eligible Employee on January 1, 1999, shall become a Participant on the first Entry Date on which such Eligible Employee’s satisfies the requirements of paragraph (b), (c), or (d) above, as the case may be.

(h)     Notwithstanding the foregoing provisions of this Section 2.1 (Eligibility Requirements) a Salix Participant who is an Eligible Employee on May 19, 2000 shall become a Participant as of that date.

(i)     Notwithstanding the foregoing provisions of this Section 2.1 (Eligibility Requirements) a Ocular Participant who is an Eligible Employee on April 1, 2002 shall become a Participant as of that date.

2.2      Continued Participation; Reemployment.

(a)     Prior to July 1, 2003 and except as provided in Section 2.3 (Transfers and Changes in Status), once an Eligible Employee has become a Eligible Limited Term Participant eligible to elect to make Before-Tax Contributions pursuant to subsection 2.1(d), he shall continue to be eligible to make such Contributions, subject to the conditions and limitations in the Plan, until he incurs his Termination Date.

(b)     Prior to July 1, 2003 and except as provided in Section 2.3 (Transfer and Changes in Status), once an Eligible Employee becomes a Participant for purposes of determining the amount of the Matching Contribution, the Profit Sharing Contribution and the Retirement Contribution and eligibility to share in the Matching Contribution, the Profit Sharing Contribution and the Retirement Contribution, he shall continue to be eligible to share in the Matching Contribution, the Profit-Sharing Contribution and the Retirement Contribution, subject to the conditions and limitations in the Plan, for each Plan Year as provided in Section 5.4 (Eligibility to Share in the Employer Contributions and Forfeiture).

(c)     Prior to July 1, 2003, in the event an Eligible Employee who has become a Participant incurs his Termination Date and he is subsequently reemployed, he shall be eligible to elect to make Before-Tax Contributions as of the first business day following such Re-Employment Commencement Date and to share in the Matching Contribution, the Profit Sharing Contribution and the Retirement Contribution for the Plan Year in which his Re-Employment Commencement Date occurs, provided the Participant is an Eligible Employee and, with respect to the Matching Contribution, the Profit Sharing Contribution and the Retirement Contribution, satisfies the requirements of Section 5.4 as of the first Entry Date after he becomes eligible — (Eligibility to Share in the Employer Contributions and Forfeiture).

(d)     After June 30, 2003, in the event an Eligible Employee who has become a Participant incurs his Termination Date and he is subsequently reemployed, he shall be eligible to participate in the Plan as of such Re-Employment Commencement Date.

2.3      Transfers and Changes in Status.

(a)	As provided in Section 1.4 (Definitions), an Eligible Employee’s Service with

(i)	an Employer while a Member of a Collective Bargaining Unit before his transfer to an employment status outside of the collective bargaining unit, or

(ii)	another employer before the acquisition of that employer’s business by an Employer (but only to the extent approved by the Board of Directors and exclusive of any period prior to January 6, 1975), or

(iii)	another employer while such employer is a Related Employer prior to the date the Employee is transferred to an Employer,

shall be taken into account (applying the principles of Sections 2.1 (Eligibility Requirements) and 2.2 (Continued Participation Reemployment)) for purposes of determining the Eligible Employee’s eligibility to participate in the Plan. In the event that based upon such service, the Eligible Employee would have become a Participant as of an Entry Date had he been an Eligible Employee of the Employer, then such Eligible Employee shall become a Participant for purposes of Section 2.1 (Eligibility Requirements) as of the date of such acquisition or transfer provided he is an Eligible Employee as of such date.

(b)     If a Participant is transferred to a position with an Employer such that he no longer is an Eligible Employee, or is transferred to employment with an Affiliate which is not an Employer, he shall be treated for all purposes under this Plan as if he were on a leave of absence without Compensation while in that position.

2.4      Leaves of Absence. An employee shall be credited with 45 Hours of Service for each full week the employee is on a leave of absence, including, but not limited to a leave of absence required to be recognized under the provisions of the Retirement Equity Act of 1984 or the Family and Medical Leave Act of 1993, if he is not otherwise credited with such Hours of Service, provided that other than with respect to a leave of absence for service in the United States armed forces, not more than 501 Hours of Service shall be credited with respect to any continuous period of leave of absence. Any leave of absence under this Section 2.4 must be granted in writing and pursuant to the Employer’s established leave policy, which shall be administered in a uniform and nondiscriminatory manner to similarly situated employees.

2.5      Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, effective on and after December 12, 1994, contributions, benefits and service credit with respect to Qualified Military Service will be provided in accordance with Code Section 414(u).

ARTICLE 3

Contributions

3.1      Employer Contributions. Subject to the right reserved to the Company to alter, amend or discontinue this Plan and the Trust, each Employer shall for each Plan Year contribute to the Trust Fund an amount equal to the sum of:

(a)     the Retirement Contribution (for periods ended prior to July 1, 2003);

(b)     the Profit Sharing Contribution (for periods ended prior to July 1, 2003);

(c)     the Company Contribution (for periods ended after June 30, 2003);

(d)     the Before-Tax Contribution; and

(e)     the Matching Contribution.

Such sum, which is known as the Tentative Employer Contribution, shall be reduced by an amount equal to the Excess Tentative Employer Contribution (as provided in Section 5.12 (Limitation on Annual Additions)); provided that in no event shall the Tentative Employer Contribution, as reduced by the Excess Tentative Employer Contribution, exceed the amount deductible by the Employer for said year for federal income tax purposes.

In addition, each Employer shall contribute to the Medical Benefits Account maintained as part of the Trust Fund such amounts as may be determined in accordance with Article 14 (Retiree Medical Benefits) hereof.

3.2      Retirement Contribution Under the Retirement Program. Effective July 1, 2003, no further Retirement Contributions will be made by the Employer under the Plan. Subject to the provisions of Section 3.1 (Employer Contributions), for periods prior to July 1, 2003, each Employer shall pay to the Trustee for each quarter of each Plan Year an amount which, together with the forfeitures allocable for such quarter, shall be equal to:

(a)     4.5% (four and five-tenths percent) effective January 1, 1999; or

(b)     3.6% (three and six-tenths percent) effective January 1, 1994;

of the Considered Compensation of each Eligible Participant for such quarter. Such contribution is known as the “Retirement Contribution.”

3.3      Profit Sharing and Company Contributions Under the Savings Program. Subject to the provisions of Section 3.1 (Employer Contributions):

(a)     With respect to periods prior to July 1, 2003, each Employer shall pay to the Trustee for each quarter of each Plan Year an amount which, together with the forfeitures allocable for such quarter, shall be equal to .5% (five-tenths of one percent) of the Considered Compensation of each Eligible Participant for such quarter;

(b)     With respect to periods after June 30, 2003, each Employer shall pay to the Trustee for each quarter of each Plan Year a discretionary Company Contribution in an amount, if any, as the Board of Directors shall determine; and

(c)     Each Employer shall also pay to the Trustee for each Plan Year such additional amounts, if any, as the Board of Directors shall determine.

Prior to July 1, 2003, such contributions described in subsections (a) and (c) are, collectively, known as the “Profit Sharing Contribution.” After June 30, 2003, such contributions described in subsections (b) and (c) are, collectively known as the “Company Contribution.”

3.4      Before-Tax Contributions Under the Savings Program.

(a)     Subject to the provisions of Sections 3.1 (Employer Contributions) and 3.3 (Profit Sharing and Company Contributions Under the Savings Program), each Active Participant may for each payroll period elect to have the Employer make a Basic Before-Tax Contribution on his behalf in an amount of 1% up to 15% (effective January 1, 2002, up to 20% and effective January 1, 2003, up to 50%) of his Considered Compensation (rounded to the nearest cent). Such initial election or any subsequent election (including a complete suspension of Before-Tax Contributions under this Section) shall be effective as of the beginning of any payroll period provided he notifies such Employer within such time and in accordance with such procedures as may from time to time be established by the Administrative Committee.

(b)     The Administrative Committee may establish procedures whereby each Eligible Participant on whose behalf the total contribution made under Section 3.4(a) is less than 15% (effective January 1, 2002, less than 20% and effective January 1, 2003, less than 50%) of his Considered Compensation for the Plan Year may, subject to the provisions of Section 3.1 (Employer Contributions) and 3.5 (Limitations on Before-Tax Contributions Under the Savings Program), elect to have his Employer make an additional contribution on his behalf in an amount not exceeding his annual incentive cash bonus for such Plan Year so long as the sum of such additional contribution and the contributions made on his behalf under subsection 3.4(a) above does not exceed 15% (effective January 1, 2002 does not exceed 20%, and effective January 1, 2003 does not exceed 50%) of his Considered Compensation for the Plan Year.

(c)     The amount of the Before-Tax Contributions to be made pursuant to a Participant’s election shall reduce the compensation otherwise payable to him by the Employer.

3.5      Limitations on Before-Tax Contributions Under the Savings Program.

(a)

In no event shall a Participant’s Before-Tax Contributions during any calendar year exceed the dollar limitation in effect under Code Section 402(g) at the beginning of such calendar year; provided, however that:

(i)	contributions made under Section 2.5 (Qualified Military Service) shall be subject to such limitation for the year to which they relate instead of the year they are actually made; and

(ii)

effective as of the first day of the first Plan Year beginning after December 31, 2001, all employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of any such catch-up contributions.

If a Participant’s Before-Tax Contributions, together with any additional elective contributions to any other qualified cash or deferred arrangement, and any elective deferrals under a tax-sheltered annuity program or a simplified employee pension plan, exceed such dollar limitation for any calendar year, such excess, and any earnings allocable thereto, shall be distributed to the Participant by April 15 of the following year; provided that, if such excess contributions were made to a plan or arrangement not maintained by the Employer or an Affiliate, the Participant must first notify the Administrative Committee of the amount of such excess allocable to this Plan by March 1 of the following year.

(b)

Notwithstanding any other provision of this Plan to the contrary, the Before-Tax Contributions for the Highly Compensated Employees for the Plan Year shall be reduced in accordance with the following provisions:

(i)

The Before-Tax Contributions of the Highly Compensated Employees shall be reduced if neither of the Actual Deferral Percentage Tests set forth in (A) or (B) below is satisfied after taking into account the provisions of subsection (f) below:

(A)	The 1.25 Test. The Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by 1.25.

(B)

The 2.0 Test. The Actual Deferral Percentage of the Highly Compensated Employees is not more than 2 percentage points greater than the Actual Deferral Percentage of the Non-Highly Compensated Employees and the Actual Deferral Percentage of the Highly Compensated Employees is not more than the Actual Deferral Percentage of the Non-Highly Compensated Employees multiplied by 2.0.

The provisions of this subsection (b) shall apply separately with respect to each group of employees who are Members of a Collective Bargaining Unit (if any) and the group of employees who are not Members of a Collective Bargaining Unit.

(ii)	As used in this subsection, “Actual Deferral Percentage” means:

(A)

With respect to Non-Highly Compensated Employees, the average of the ratios of each Non-Highly Compensated Employee’s Before-Tax Contributions with respect to the prior Plan Year, to each such Participant’s Considered Compensation for such Plan Year; and

(B)

With respect to Highly Compensated Employees, the average of the ratios of each Highly Compensated Employee’s Before-Tax Contributions with respect to the current Plan Year, to each such Participant’s Considered Compensation for such Plan Year.

(iii)

All Before-Tax Contributions made under this Plan and all before-tax contributions made under any other plan that is aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b) shall be treated as made under a single plan. If any plan is permissively aggregated with this Plan for purposes of Code Section 401(k), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The Actual Deferral Percentage ratios of any Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(k) under which the Highly Compensated Employee is eligible as a single plan. Notwithstanding the foregoing, Before-Tax Contributions made under Section 2.5 (Qualified Military Service) corresponding to a preceding Plan Year shall not be included in the Actual Deferral Percentage Test.

(iv)

If neither Actual Deferral Percentage Test is satisfied as of the end of the Plan Year, the Administrative Committee shall cause the Before-Tax Contributions for Highly Compensated Employees to be reduced and refunded to each such Highly Compensated Employee in accordance with this subsection (iv) and subsection (v), respectively, until either Actual Deferral Percentage Test is satisfied. The sequence for determining the amount of such reductions shall begin with Highly Compensated Employees who elected to defer the greatest percentage of Considered Compensation, assuming that Supplemental Before-Tax Contributions represent the last contribution made to the Participant’s Account, then the second greatest percentage amount, continuing until either Actual Deferral Percentage Test is satisfied. This process shall continue through the remaining Supplemental Before-Tax Contributions and continuing with the Basic Before-Tax Contributions until either Actual Deferral Percentage Test is satisfied.

(v)

Once the total amount of reductions has been determined under subsection (iv) above, the Administrative Committee shall direct the Trustee to distribute as a refund to the appropriate Highly Compensated Employees an allocable portion of such reduction attributable to excess Before-Tax Contributions, together with the net earnings or losses allocable thereto. The sequence for determining and refunding a Highly Compensated Employee’s allocable portion of excess Before-Tax Contributions shall begin with the Highly Compensated Employee who elected to defer the greatest dollar amount of Before-Tax Contributions. The Before-Tax Contributions of such Participant shall be reduced by the amount required to cause that Participant’s Before-Tax Contributions to equal the dollar amount of the Before-Tax Contributions of the Highly Compensated Employee with the next highest dollar amount of Before-Tax Contributions. If the total amount distributed is less than the total excess contributions, this process shall continue until all excess Before-Tax Contributions are distributed and excess Matching Contributions are forfeited. However, notwithstanding anything in the foregoing to the contrary, if a lesser reduction, when added to the total dollar amount previously reduced, would equal the total excess contributions, such lesser reduction shall be utilized. The Administrative Committee shall designate such distribution and forfeiture as a distribution of excess Before-Tax Contributions and forfeiture of excess Matching Contributions, determine the amount of the allocable net earnings or losses to be distributed and forfeited in accordance with subsections (c) and (d) below, and cause such distributions and forfeitures to occur prior to the end of the Plan Year following the Plan Year in which the excess Before-Tax Contributions and excess Matching Contributions were made.

(c)

Net earnings or losses to be distributed with the excess Before-Tax Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. The net earnings or losses allocable to the excess Before-Tax Contributions for the Plan Year shall be determined in the manner set forth in Article 5 (Accounting Provisions and Allocations).

(d)

Net earnings or losses to be treated as forfeitures together with the Matching Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses on Matching Contributions shall be determined in the same manner as in subsection (c) above.

(e)

Any excess Matching Contribution treated as a forfeiture pursuant to subsection (b) above shall be used to reduce the Profit Sharing Contribution in Section 3.3 (Profit Sharing Contribution Under the Savings Program).

(f)	For the purpose of avoiding the necessity of adjustments pursuant to this Section or Section 5.12 (Limitations on Annual Additions), or to comply with any applicable laws or regulations:

(i)	The Administrative Committee may adopt such rules as it deems necessary or desirable to:

(A)	impose limitations during a Plan Year on the percentage or amount of Before-Tax Contributions elected by Participants pursuant to Section 3.2 (Retirement Contribution Under the Retirement Plan); or

(B)

increase during a Plan Year the percentage of Considered Compensation with respect to which a Participant may elect a Before-Tax Contribution for the purpose of providing Participants with the opportunity to increase their Before-Tax Contributions within the limitations of Section 3.3 (Profit Sharing Contribution Under the Savings Program).

(ii)

The Employer may at its sole discretion make fully vested contributions to the Plan which will be allocated to the Before-Tax Accounts of one or more Participants who are Non-Highly Compensated Employees in such amounts as the Employer directs for the purpose of complying with the applicable limits on Before-Tax Contributions in the Code. Such contributions will not be taken into account in the allocation of Matching Contributions.

(g)

The amount of each Participant’s Basic Before-Tax Contributions and Supplemental Before-Tax Contributions as determined under this Section 3.5 is also subject to the provisions of Sections 5.12 (Limitations on Annual Additions).

3.6      Matching Contribution Under the Savings Plan. Subject to the provisions of Section 3.1 (Employer Contributions), each Employer shall each payroll period of the Plan Year contribute to the Trust Fund 1 cent for each cent of Basic Before-Tax Contribution made on behalf of each Eligible Participant for such payroll period. Each Employer shall also contribute as of the last day of the Plan Year on behalf of each Eligible Participant employed by the Employer on the last day of such Plan Year (beginning with the 2004 Plan Year, on behalf of each Eligible Participant for whom Before-Tax Contributions were made during the Plan Year) an amount equal to each such Participant’s Basic Before-Tax Contribution for the Plan Year less the amount of the payroll period contributions made during such Plan Year pursuant to the first sentence of this Section 3.6 on behalf of each such Participant. With respect to the 2003 Plan Year, such Basic Before-Tax Contributions shall not exceed 3% of the Participant’s Considered Compensation during the period starting January 1, 2003 and ending June 30, 2003 plus 4% of his Considered Compensation during the period from July 1, 2003 to the end of the Plan Year. The sum of such contributions is known as the “Matching Contribution.”

3.7      Limitations on Matching Contributions Under the Savings Program

(a)	Notwithstanding any other provision to the contrary, the share of Matching Contributions of the Highly Compensated Employees shall be reduced in accordance with the following provisions:

(i)

The share of Matching Contributions of the Highly Compensated Employees shall be reduced if neither of the Contribution Percentage Tests set forth in (A) or (B) below is satisfied after taking into account the provisions of subsection (f) below:

(A)	The 1.25 Test. The Contribution Percentage of the Highly Compensated Employees is not more than the Contribution Percentage of all Non-Highly Compensated Employees multiplied by 1.25.

(B)

The 2.0 Test. The Contribution Percentage of the Highly Compensated Employees is not more than 2 percentage points greater than the Contribution Percentage of all Non-Highly Compensated Employees, and the Contribution Percentage of the Highly Compensated Employees is not more than the Contribution Percentage of all Non-Highly Compensated Employees multiplied by 2.0.

The provisions of this subsection (a) shall not apply to any group of employees who are Members of a Collective Bargaining Unit.

(ii)	As used in this Section 3.7, “Contribution Percentage” means:

(A)

With respect to Non-Highly Compensated Employees, the average of the ratios of each Non-Highly Compensated Employee’s share of Matching Contributions, plus Designated Before-Tax Contributions (as defined in subsection (b) below), with respect to the prior Plan Year, to each such Participant’s Considered Compensation for such Plan Year; and

(B)

With respect to Highly Compensated Employees, the average of the ratios of each Highly Compensated Employee’s share of Matching Contributions, plus Designated Before-Tax Contributions (as defined in subsection (b) below), with respect to the current Plan Year, to each such Participant’s Considered Compensation for such Plan Year.

(iii)

All Matching Contributions made under this Plan and all employee contributions and matching contributions made under any other plan that is aggregated with this Plan for purposes of Code Sections 401(a)(4) and 410(b) shall be treated as made under a single plan. If any plan is permissively aggregated with this Plan for purposes of Code Section 401(m), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan. The Contribution Percentage ratio of any Highly Compensated Employee will be determined by treating all plans subject to Code Section 401(m) under which the Highly Compensated Employee is eligible as a single plan. Notwithstanding the foregoing, Matching Contributions made under Section 2.5 (Qualified Military Service) corresponding to a preceding Plan Year shall not be included in the Contribution Percentage Test.

(b)

To the extent necessary, and solely for the exclusive purpose of satisfying the Contribution Percentage Test in subsection 3.7(a), all or part of the Before-Tax Contributions of Participants and/or Matching Contributions may be treated by the Committee as After-Tax Contributions (“Designated Before-Tax Contributions”), provided that each of the following is satisfied:

(i)	The Before-Tax Contributions, including Designated Before-Tax Contributions, satisfy the requirements of subsection 3.5(b); and

(ii)	The Before-Tax Contributions, excluding Designated Before-Tax Contributions, satisfy the requirements of subsection 3.5(b).

(c)

If neither Contribution Percentage Test is satisfied as of the end of the Plan Year, the Committee shall first cause the Matching Contributions of the Highly Compensated Employees to be reduced and refunded or forfeited, as the case may be, in accordance with this subsection (c) and subsection (d) below until either Contribution Percentage Test is satisfied. The sequence for determining the amount of such reductions shall begin with Highly Compensated Employees who received the greatest amount of Matching Contributions as a percentage of Considered Compensation, then the second greatest percentage amount, continuing until either Contribution Percentage Test is satisfied. This process shall continue through the remaining Matching Contributions for Highly Compensated Employees until either Contribution Percentage Test is satisfied.

(d)

Once the total amount of reductions has been determined under subsection (c) above, the Committee shall direct the Trustee to distribute as a refund to the appropriate Highly Compensated Employees an allocable portion of such reduction attributable to any excess vested Matching Contribution, and to treat as a forfeiture an allocable portion of such reduction attributable to any excess nonvested Matching Contributions, together with the net earnings or losses allocable thereto. The sequence for determining and refunding a Highly Compensated Employee’s allocable portion of excess vested Matching Contributions or forfeiture of nonvested Matching Contributions shall begin with the Highly Compensated Employee who elected and received the greatest dollar amount of such contributions. The Matching Contributions of such Participant shall be reduced by the amount required to cause that Participant’s Matching Contribution to equal the dollar amount of the Matching Contributions of the Highly Compensated Employee with the next highest dollar amount of such contributions. If the total amount distributed or forfeited is less than the total excess contributions, this process shall continue until all such excess Matching Contributions have been distributed or forfeited. However, notwithstanding anything in the foregoing to the contrary, if a lesser reduction, when added to the dollar amount previously reduced, would equal the total excess contribution, such lesser amount shall be utilized. The Committee shall designate such distribution and forfeiture as a distribution and forfeiture of excess contributions, determine the amount of the allocable net earnings or losses to be distributed in accordance with subsection (e) below, and cause such distributions and forfeitures to occur prior to the end of the Plan Year following the Plan Year in which such excess Matching Contributions were made.

(e)

Net earnings or losses to be distributed with the excess vested Matching Contribution or to be treated as forfeitures together with the excess nonvested Matching Contributions shall be equal to the net earnings or losses on such contributions for the Plan Year in which the contributions were made. Net earnings or losses shall be determined and allocated in the same manner as in subsection 3.5(c) above.

(f)

Any Matching Contributions which are treated as forfeitures pursuant to subsection 3.7(d) above shall be used to reduce the Profit-Sharing Contribution in Section 3.3 (Profit-Sharing Contribution Under the Savings Plan) and Matching Contribution in Section 3.6 (Matching Contribution Under the Savings Plan).

(g)	For the purpose of avoiding the necessity of adjustments pursuant to this Section 3.7 or Section 5.12 (Limitations on Annual Additions), or to comply with any applicable laws or regulations:

(i)

The Employer may in its sole discretion make fully vested contributions to the Plan, which will be allocated to the Matching Accounts of one or more Participants who are Non-Highly Compensated Employees, in such amounts as the Employer directs for the purpose of complying with applicable limits on Matching Contributions in the Code.

(ii)

The Committee, in its sole discretion, may elect for a Plan Year to perform the test under subsection (b) above separately for those Active Participants who have not yet attained age 21 and completed one Year of Service or, alternatively, for Plan Years beginning after December 31, 1998, exclude such Active Participants who are Non-Highly Compensated Employees from testing under subsection (c) above.

3.8      Safe-Harbor Provisions. Effective beginning January 1, 2004, the Plan shall be treated as automatically satisfying the Actual Deferral Percentage Test described in Section 3.5 and the Contribution Percentage Test described in Section 3.7 for each Plan Year that the safe harbor contribution and notice requirements of Code Section 401(k)(12) are complied with, including the following:

(a)     each Participant receives a fully vested Employer Matching Contribution under the Savings Plan for the Plan Year equal to the lesser of 4% of his/her Considered Compensation paid during such period or the Participant’s Before-Tax Contribution for such period which is not distributable earlier than the Participant’s separation from service, death, disability or an event described in Code Section 401(k)(10);

(b)     such contribution is made without regard to the rules governing social security and similar contributions under Code Section 401(1); and

(c)     each Participant receives, within a reasonable period before any Plan Year (or if later, after becoming a Participant) for which this subsection (c) will be applicable (or by such other times as prescribed by applicable Treasury Regulations or other similar guidance of general applicability), an accurate an comprehensive written explanation of their rights and obligations under this Section.

ARTICLE 4

Contributions by Employee

4.1      No After-Tax Contributions. No Participant shall be required or permitted to make any after-tax contributions to this Plan.

4.2      Rollover Contribution.

(a)     A Rollover Contribution may be rolled over in cash to the Trust Fund for the benefit of a Participant with the permission of the Administrative Committee. Prior to accepting any contribution which is intended to be a Rollover Contribution, the Administrative Committee may require the Participant to establish that the amount to be rolled over meets the definition of a Rollover Contribution and any other limitations of the Code applicable to such rollovers.

(b)     Prior to July 1, 2003, an Eligible Employee who is not eligible to participate in the Plan solely by reason of failing to meet the eligibility requirements of Article 2 (Eligibility and Participation) and who reasonably expects to become a Participant when such requirements are met, may be a Participant in the Plan solely for the limited purposes of making a Rollover Contribution, and taking actions with respect to his Rollover Account for the purposes of loans in accordance with Article 7 (Distributions), investment options in accordance with this Section 4.2, and the withdrawal of Rollover Contributions in accordance with subsection (e) below, subject to the same conditions as any other Participant.

(c)     If the Administrative Committee determines after a Rollover Contribution has been made that such Rollover Contribution did not in fact constitute a Rollover Contribution as defined in Section 1.4 (Definitions), the amount of such Rollover Contribution and any earnings thereon shall be returned to the employee.

(d)     Each Participant’s Rollover Contribution shall be allocated to his Rollover Account as of the Valuation Date coinciding with or next succeeding the date on which such amount is received by the Trustee, and invested in accordance with Section 5.2 (Common Fund). A Participant’s Rollover Account shall be fully vested and nonforfeitable.

ARTICLE 5

Accounting Provisions and Allocations

5.1      Participant's Accounts.

(a)     For each Participant there shall be maintained as appropriate a separate Retirement Account, a separate Profit Sharing Account (which shall, if applicable, consist of separate pre-1993 and post-1992 sub-accounts as prescribed by the Administrative Committee), a separate Matching Account, a separate After-Tax Account (which shall, if applicable, consist of a separate pre-1987 After-Tax sub-account and a separate post-1986 After-Tax sub-account as prescribed by the Administrative Committee), a separate Before-Tax Account (which shall, if applicable, consist of separate basic and supplemental sub-accounts as prescribed by the Administrative Committee), and a separate Rollover Account. Effective April 1, 1999, for each Coherent Participant, there shall also be maintained as appropriate a separate Coherent Before-Tax Account (which shall consist of a balance of the Coherent Participant’s pre-tax contribution account under the Coherent Plan), a separate Coherent Employer Account (which shall consist of the balance of the Coherent Participant’s matching and profit sharing accounts under the Coherent Plan) and a separate Coherent Rollover Account (such separate Accounts of the Coherent Participant sometimes referred to collectively as “Coherent Accounts”). Effective May 19, 2000, for each Salix Participant, there shall also be maintained as appropriate a separate Salix Before-Tax Account (which shall consist of a balance of the Salix Participant’s pre-tax contribution account under the Salix Plan), a separate Salix Employer Account (which shall consist of the balance of the Salix Participant’s matching and profit sharing accounts under the Salix Plan) and a separate Salix Rollover Account (such separate Accounts of the Salix Participant sometimes referred to collectively as “Salix Accounts”). Effective June 28, 2002, for each Ocular Participant, there shall also be maintained as appropriate a separate Ocular Account (which shall consist of the balance of an Ocular Participant’s funds which were transferred from the Ocular Plan to the Trust Fund as a result of the merger of the Ocular Plan into the Plan). Effective July 1, 2003, for each Active Participant there shall also be established a Company Contribution Account. Each Account (including any sub-accounts) shall be credited with the amount of contributions, interest and earnings of the Trust Fund allocated to such Account and shall be charged with all distributions, withdrawals and losses of the Trust Fund allocated to such Account.

(b)     The post-1986 After-Tax sub-account shall be a “separate contract” for the purposes of Code Section 72(e).

5.2      Common Fund.

(a)

The Trust Fund shall be a common fund divided into separate investment funds (“Funds”) as provided in this Section 5.2. Each Fund as may from time to time be established shall be a common fund in which each Participant shall have an undivided interest in the respective assets of the Fund, provided that all accounts segregated and all loans made to Participants pursuant to the provisions of Section 7.11 (Loans) shall together with any income or expense of such Accounts or loans be accounted for separately and will not be included in any of the adjustments resulting from the application of this Section 5.2. Except as otherwise provided, the value of each Participant’s Accounts in such Funds shall be measured by the value of the shares or Units of such Fund credited to his Accounts as of the date that such valuation is being determined. For purposes of allocation of income and valuation, each Fund shall be considered separately. No Fund shall share in the gains and losses of any other, and no Fund shall be valued by taking into account any assets or distributions from any other.

(b)

Each Fund shall be established and invested by the Trustee in accordance with investment policies determined, or as the Trustee may be directed, from time to time by the Investment Committee. The Investment Committee may from time to time also direct that Funds be terminated or that Funds with similar investment objectives be consolidated. Subject to the Investment Committee’s authority to consolidate, Funds shall be maintained for the various types of Accounts as follows:

(i)	At least one Fund shall be established, maintained and invested with the objective of minimizing the effect of market fluctuations while producing a rate of return consistent with such objective.

(ii)	A second Fund shall be established, maintained and invested in common stock of Tellabs, Inc., the Company’s parent holding company (“Tellabs Stock Fund”).

(iii)	An additional Fund or Funds shall be established, maintained and invested as the Investment Committee may from time to time direct.

(c)	Participant investment elections shall be made as follows:

(i)

Subject to subsection (iii) below, the Investment Committee shall direct the Trustee to invest each Participant’s Accounts from time to time among the Funds as the Participant may elect. A Participant may elect to have a uniform percentage of his Company Contribution Account, Retirement Account, Profit Sharing Account, After-Tax Account, Matching Account, Before-Tax Account, Rollover Account, effective as of April 1, 1999, each of his Coherent Accounts (excluding the value of any loan credited to any such Account), effective as of May 19, 2000, each of his Salix Accounts (excluding the value of any loan credited to any such Account) , and effective as of June 28, 2002, his Ocular Account (excluding the value of any loan credited to such Account) credited in increments of 1% to one or more of the Funds. All contributions to his Company Contribution Account, Retirement Account, Profit Sharing Account, After-Tax Account, Matching Account, Before-Tax Account, and Rollover Account shall be credited to such Funds in accord with such election.

(ii)

Subject to subsection (iii) and (vi) below and to any restriction on transfer which result from the investment medium chosen for a Fund, a Participant may elect to transfer in multiples of 1% a uniform percentage of his Company Contribution Account, Retirement Account, Profit Sharing Account, Matching Account, After-Tax Account, Before-Tax Account, Rollover Account, effective as of April 1, 1999, each of his Coherent Accounts (excluding the value of any loan credited to any such Account), effective as of May 19, 2000, each of his Salix Accounts (excluding the value of any loan credited to any such Account) and effective as of June 28, 2002, his Ocular Account (excluding the value of any loan credited to any such Account) held in any Fund to one or more different Funds. Any such election shall not affect any prior election under subsection (i) above. Loans made pursuant to Section 7.11 (Loans) shall be treated as segregated investments from the Participant’s applicable Accounts, transferred to and from various Funds in accord with uniform rules established by the Administrative Committee.

(iii)

Investment of amounts allocated to a Participant’s Retirement Account and Profit Sharing Account shall be subject to the restrictions set forth in this subsection (iii). No amount attributable to the Retirement Account of any Participant shall be transferred to the Tellabs Stock Fund pursuant to subsection (ii) above. Amounts contributed to a Participant’s Profit Sharing Account after 1992 shall be invested in the Tellabs Stock Fund and no amount attributable thereto shall be transferred by a Participant from the Tellabs Stock Fund to any other Fund pursuant to subsection (ii) above prior to the date such Participant attains age 55. No amount attributable to the Profit Sharing Account which is transferred from the Tellabs Stock Fund pursuant to the preceding sentence shall thereafter be transferred to the Tellabs Stock Fund.

(iv)

Elections under this Section shall be made at such times in accordance with procedures established by the Administrative Committee. Such elections shall be effective as of the Entry Date following timely receipt by the Administrative Committee.

(v)

To the extent provided in the Trust, or as may be prescribed by the Investment Committee, a Participant may direct the Trustee with respect to the voting or exercise of any other rights with respect to the Funds. Any such directions shall be made in the manner set forth in the trust agreement or as prescribed by the Administrative Committee.

(vi)

Transfer elections to or from the Tellabs Stock Fund (including, for this purpose, liquidation of amounts held in the Tellabs Stock Fund to fund loans or in-service withdrawals pursuant to Sections 7.10 (Distribution of Participants’ After-Tax Account and Rollover Account), 7.11 (Loans), 7.12 (Withdrawals Prior to Termination of Employment and After Age 59-1/2) or 7.13 (Hardship Withdrawals) below (other than distributions or transactions made in connection with death, disability, retirement or termination of employment)) made by a Participant who is subject to the liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), shall not be effective unless such transfer election is made at least six months following the date of the most recent transfer election made by such Participant under this Plan, or under any other plan maintained by the Employer, that effected a “discretionary transaction” within the meaning of Rule 16b-3 promulgated under Section 16 of the 1934 Act that was an “opposite way” transaction. For this purpose, a transfer into the Tellabs Stock Fund (or similar fund under another plan) is an “opposite way” transaction from a transfer or distribution out of the Tellabs Stock Fund (or similar fund under another plan), and vice versa.

(vii)

Notwithstanding anything in this Article 5 (Accounting Provisions and Allocations) to the contrary, amounts contributed by the Employers pursuant to Article 14 (Retiree Medical Benefits) shall be allocated, invested and distributed in accordance with the provisions of Article 14 (Retiree Medical Benefits).

(d)

Wherever in this Section 5.2 the term “Participant” is used, it shall be deemed to include, where applicable, (i) the beneficiary of a deceased Participant who is entitled to any portion of the deceased Participant’s Accounts, and (ii) an Alternate Payee under a Qualified Domestic Relations Order described in Code Section 414(p).

(e)

The Plan is intended to constitute a plan described in ERISA Section 404(c) and Title 29 of Federal Regulations Section 2550.404c-1. To the extent permitted by law, the fiduciary of the Plan shall be relieved of liability for any losses which are the direct and necessary result of investment instructions given by any Participant.

5.3      Unit Values.

(a)     The value of a Unit in each Fund on any Valuation Date shall be the quotient obtained by dividing the sum of (i) the cash and (ii) the fair market value (as determined by the Trustee) of all securities and other property held in such Fund, less any charges and expenses accrued and properly chargeable to such Fund as of said Valuation Date by the aggregate number of Units credited to the Accounts of all Participants with respect to such Fund. The Trustee will furnish to the Committees a report with respect to the fair market value of all securities and other property held in any Fund as of any Valuation Date. To the extent that any assets of a Fund have been invested in one or more separate investment trusts, mutual funds, investment contracts or similar investment media, the net earnings or losses attributable to such investments shall be determined in accordance with the procedures of such investment media.

(b)     The value of each Unit in a Segregated Loan Account shall be equal to one dollar. The value of any note as of each Valuation Date shall be the amount of any outstanding principal.

5.4      Eligibility to Share in Employer Contributions and Forfeitures.

(a)     Under the Retirement Program. An Active Participant shall be eligible to share in the Retirement Contribution and forfeitures for a given quarter of the Plan Year as of the last day of the quarter for which such contribution or forfeitures are being allocated if he is then employed by the Employer as an Eligible Employee. A Participant who, during such quarter, retires on or after his Normal Retirement Date, dies or is initially deemed to be totally and permanently disabled in accordance with the Disability Plan shall also be eligible to share in the Retirement Contribution and forfeitures for such quarter. No Retirement Contributions shall be made to the Plan with respect to any period beginning after June 30, 2003.

(b)     Profit Sharing and Company Contributions Under the Savings Program. An Active Participant shall be eligible to share in the Profit Sharing Contribution through June 30, 2003, and thereafter in the Company Contribution and forfeitures for a given quarter of the Plan Year as of the last day of the quarter for which such contribution or forfeitures are being allocated if he is then employed by the Employer as an Eligible Employee. An Active Participant who, during a Plan Year, retires on or after his Normal Retirement Date, dies or is initially deemed to be totally and permanently disabled in accordance with the Disability Plan, shall also be eligible to share in the Profit Sharing and/or Company Contribution and forfeitures for said Plan Year. The Participants eligible to share in the Profit Sharing and/or Company Contribution for a given Plan Year under subsection 3.3(b) or (c) above shall be as the Board of Directors shall determine in connection with its determination of the amount of the Profit Sharing and/or Company Contribution to be made under subsection 3.3(b) or (c) above.

(c)     Matching Contribution Under the Savings Program. An Active Participant shall be eligible to share in the Matching Contribution for a given quarter of the Plan Year as of the first pay period of the quarter for which such contribution is being allocated. Eligibility to share in and sharing in the Matching Contribution shall be subject to the conditions and limitations of Sections 3.6 (Matching Contributions Under the Savings Plan) and 3.7 (Limitations on Matching Conditions Under the Savings Plan).

(d)     A Participant eligible to share in the Matching Contribution, the Retirement Contribution, Profit Sharing Contribution and/or Company Contribution pursuant to the above subsections (a), (b) and/or (c) shall for purposes of such paragraphs be known as an “Eligible Participant.”

5.5      Allocation of Before-Tax Contributions. The Before-Tax Contributions made on behalf of a Participant shall be allocated to such Participant’s Before-Tax Account as soon as practicable after the Trustee receives such contribution.

5.6      Allocation of Matching Contributions. The portion of Matching Contributions made on a bi-weekly payroll basis shall on behalf of a Participant be allocated to the Matching Account of such Participant as soon as practicable after the Trustee receives such contribution.

5.7      Allocation of After-Tax Contributions. While After-Tax Contributions are not allowed after January 1, 1994, for those Participants who still have an After-Tax Account then as of each Valuation Date, the earnings and interest on the After-Tax Contributions of a Participant received since the prior Valuation Date shall be allocated to such Participant’s After-Tax Account.

5.8      Allocation of Retirement Contribution and Forfeitures. As of the last day of a Plan Year, the Retirement Contribution (together with the forfeitures taken into account in determining the Retirement Contribution under Section 3.2 (Retirement Contribution Under the Retirement Program), shall be allocated among the Retirement Accounts of all Eligible Participants under subsection 5.4(a) in the ratio that the Considered Compensation of each such Participant for such Plan Year bears to the Considered Compensation of all such Participants for such Plan Year provided, however, that with respect to the 2003 Plan Year, such contributions shall be allocated based on Considered Compensation paid prior to July 1, 2003.

5.9      Allocation of Profit Sharing Contribution, Company Contribution and Forfeitures. As of the last day of each quarter of a Plan Year, the Profit Sharing Contribution (through June 30, 2003) and Company Contribution (together with the forfeitures taken into account in determining the Profit Sharing Contribution under subsection 3.3(a) and the Company Contribution under subsection 3.3(b)) above shall be allocated among the Profit Sharing Accounts or Company Contribution Accounts, respectively, of all Eligible Participants under subsection 5.4(b) above in the ratio that the Considered Compensation of each such Participant for such quarter bears to the Considered Compensation of all such Participants for such quarter of the Plan Year. Prior to July 1, 2003, as of the last day of each Plan Year, the portion of the Profit Sharing Contribution under subsection 3.3(c) above, if any, to be allocated for the Plan Year shall be allocated among the Profit Sharing Accounts, respectively, of all Eligible Participants under subsection 5.4(b) above in the manner prescribed by the Board of Directors with respect to such Profit Sharing Contribution.

5.10      Crediting Accounts.

(a)     All contributions or Rollover Amounts to the Trust made by or on behalf of a Participant shall be deposited in the form of cash or other assets acceptable to the Trustee and consistent with the investment Funds then maintained, including, but not limited to, securities of Tellabs, Inc. and shall be credited to the appropriate Accounts of such Participant as of the date received by the Trust Fund; provided, however, any contributions made with respect to a Plan Year shall be credited to the appropriate Accounts of such Participant as of the last day of such Plan Year.

(b)     For each amount allocable to the Accounts of any Participant with respect to any Fund, his Accounts with respect thereto shall be credited with a number of Units equal to the quotient obtained by dividing such amount by the value of a Unit, determined as of the applicable Valuation Date.

(c)     The Administrative Committee shall also establish and maintain an Account with respect to each Segregated Loan made to a Participant pursuant to Section 7.11 (Loans). The Participant’s Segregated Loan Account shall be credited with a number of Units determined in accordance with Section 5.3 (Unit Values) and equal to the value of any notes held by the Account. A number of Units equal to the value of any principal payments by the Participant to the Segregated Loan Account shall be promptly charged to the Segregated Loan Account and transferred along with any interest payments to the separate investment Funds in accordance with the Participant’s investment election then in effect under Section 5.2 (Common Fund).

5.11      Provisional Annual Addition. The sum of the amounts allocated to the Accounts of each Participant pursuant to Sections 5.5 (Allocation of Before-Tax Contributions), 5.6 (Allocation of Matching Contributions), 5.7 (Allocation of After-Tax Contributions), 5.8 (Allocation of Retirement Contribution and Forfeitures) and 5.9 (Allocation of Profit Sharing Contribution, Company Contribution and Forfeitures) for a Plan Year shall be known as the “Provisional Annual Addition” and shall be subject to the limitation on Annual Additions in Section 5.12 (Limitation on Annual Additions).

5.12      Limitation on Annual Additions.

(a)

For the purpose of complying with the restrictions on Annual Additions to defined contribution plans imposed by Code Section 415, for each Active Participant during the Plan Year, there shall be computed a Maximum Annual Addition, which:

(i)	for Plan Years effective prior to January 1, 2002, shall be the lesser of:

(A)	25% of his Total Compensation for the Plan Year; or

(B)	the Defined Contribution Dollar Limitation for the Plan Year.

(ii)	for Plan Years effective on or after January 1, 2002, except as permitted under subsection 3.5(a)(ii) above and Code Section 414(v), if applicable, shall be the lesser of:

(A)	100% of his Total Compensation for the Plan Year; or

(B)	the Defined Contribution Dollar Limitation for the Plan Year.

The compensation limit referred to in subsection (A) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or Code Section 419A(f)(2)) which is otherwise treated as an Annual Addition.

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Annual Addition will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

Number of months in the short Limitation Year

12

The limitation under subsection (a) above shall not apply to any contribution for medical benefits within the meaning of Code Section 419A(f)(2) after separation from service which is otherwise treated as an Annual Addition, or any amount otherwise treated as an Annual Addition under Code Section 415(l)(2).

(b)

If the Maximum Annual Addition for a Participant equals or exceeds the Provisional Annual Addition for that Participant, an amount equal to the Provisional Annual Addition shall be allocated to the Participant’s respective Accounts.

(c)

If the Provisional Annual Addition exceeds the Maximum Annual Addition for that Participant, the Provisional Annual Addition shall be reduced as set forth below until the Provisional Annual Addition as so reduced equals the Maximum Annual Addition for such Participant:

(i)

first, the Tentative Employer Contribution allocable to such Participant’s respective Accounts shall be reduced by reducing (A) the Supplemental Before-Tax Contributions, and (B) the Basic Before-Tax Contributions and Matching Contributions, proportionately, in that order;

(ii)	second, the Tentative Employer Contribution allocable to such Participant’s respective Accounts shall be reduced by reducing the Profit Sharing Contribution; and

(iii)	third, the Tentative Employer Contribution allocable to such Participant’s respective Accounts shall be reduced by reducing the Retirement Contribution.

The Provisional Annual Addition remaining after such reductions shall be allocated to the Participant’s respective Accounts.

(d)     Any forfeiture which cannot be allocated under the Plan because of the application of the above limit shall be carried in the Excess Forfeiture Suspense Account for such Plan Year. In the next succeeding Plan Year the amounts included in such Account shall be treated as a forfeiture for such Plan Year and shall be used to reduce Employer Contributions (as defined in Section 3.1 (Employer Contributions)) for such plan year. Amounts which are included in the Excess Forfeiture Suspense Account as of the end of a Plan Year shall be treated as a liability of the Trust Fund. Upon termination of the Plan, amounts then held in the Excess Forfeiture Suspense Account which cannot be allocated pursuant to this Section shall revert to the Employer.

(e)     The Excess Tentative Employer Contribution is an amount equal to the sum of the reductions in the Tentative Employer Contribution allocable to the Accounts of Participants pursuant to subsection (b) above.

(f)     Contributions made under Section 2.5 (Qualified Military Service) shall be treated as Annual Additions for the Plan Year to which they relate instead of the Plan Year when they are actually made.

ARTICLE 6

Amount of Payments to Participants

6.1      General Rule. Upon the retirement, disability, resignation or dismissal of a Participant, he, or in the event of his death, his beneficiary, shall be entitled to receive from his respective Accounts in the Trust Fund:

(a)     an amount equal to the value of the Units credited to the Participant’s Profit Sharing Account attributable to pre-1993 contributions, Before-Tax Account, Matching Account, Company Contribution Account, After-Tax Account, Rollover Account, Coherent Before-Tax Account, Coherent Rollover Account, Salix Before-Tax Account, Salix Employer Account, Salix Rollover Account, and Ocular Account plus any of the Participant’s Before-Tax Contributions and After-Tax Contributions made to the Trust Fund but not included in the Participant’s Units as of such Valuation Date; and

(b)     an amount equal to the value of the Units credited to the nonforfeitable portion of the Participant’s Retirement Account, Post-1992 Profit Sharing Account and Coherent Employer Account determined as hereafter set forth.

The time and manner of distribution of a Participant’s Accounts shall be determined in accordance with Article 7 (Distributions).

6.2      Normal Retirement. Any Participant may retire on or after his Normal Retirement Date, at which date the forfeitable portion, if any, of his Retirement Account and Post-1992 Profit Sharing Account shall become nonforfeitable. If the retirement of a Participant is deferred beyond his Normal Retirement Date, he shall continue in full participation in the Plan and Trust Fund.

6.3      Death. As of the date any Participant dies while employed by the Employer or an Affiliate, the forfeitable portion, if any, of his Retirement Account and Post-1992 Profit Sharing Account shall become nonforfeitable.

6.4      Disability. As of the date any Participant shall be determined by the Administrative Committee to have become totally and permanently disabled because of physical or mental infirmity in accordance with the Disability Plan while in the employ of the Employer or an Affiliate and his employment shall have terminated, the forfeitable portion, if any, of his Retirement Account and Post-1992 Profit Sharing Account shall become nonforfeitable.

6.5      Vesting. A Participant’s interest in his Accounts, other than his Retirement Account and Post-1992 Profit Sharing Account (and Coherent Employer Account in accordance with Section 6.6 (Resignation or Dismissal), shall be nonforfeitable at all times. A Participant who has completed five (5) or more Years of Service shall have a nonforfeitable interest in his Retirement Account, and his Post-1992 Profit Sharing Account. Effective April 1, 2003 each Active Participant shall have a nonforfeitable interest in his Retirement Account and Post-1992 Profit Sharing Account regardless of such Participant’s Years of Service.

6.6      Resignation or Dismissal. If any Participant shall incur a Termination Date, prior to the date his Retirement Account and Post-1992 Profit Sharing Account shall become nonforfeitable in accordance with Section 6.5 (Vesting), other than in circumstances described in Section 6.2 (Normal Retirement), 6.3 (Death) or 6.4 (Disability), then the Retirement Account and Post-1992 Profit Sharing Account of such Participant shall be treated as a forfeiture pursuant to Section 6.7 (Treatment of Forfeitures). The Coherent Employer Account of any Coherent Participant who shall have incurred a Termination Date prior to April 1, 1999 and who incurred a forfeiture because such Account was not 100% nonforfeitable as of such Termination Date shall be treated as a forfeiture pursuant to Section 6.7 (Treatment of Forfeitures) as if the Coherent Participant’s termination of employment occurred on April 1, 1999.

6.7      Treatment of Forfeitures.

(a)     Upon termination of a Participant’s employment with the Company and all Affiliates, if his Retirement Account and Post-1992 Profit Sharing Account become a forfeiture pursuant to Section 6.6 (Resignation or Dismissal), each Account shall become allocable pursuant to Sections 5.8 (Allocation of Retirement Contribution and Forfeitures) and 5.9 (Allocation of Profit Sharing Contribution and Forfeitures), as applicable, at the end of the last day of the quarter of the Plan Year in which the termination of employment occurred if the Participant is not then reemployed by the Employer or an Affiliate. Any Coherent Employer Account treated as a forfeiture on April 1, 1999 pursuant to Section 6.6 (Resignation or Dismissal) shall be allocable pursuant to Section 5.9 (Allocation of Profit Sharing Contribution and Forfeitures) as of June 30, 1999.

(b)     If the Participant is reemployed by the Employer or an Affiliate without incurring a Period of Severance of five consecutive years, the amount of the forfeitures shall be restored to his Retirement Account, Profit Sharing Account and Coherent Employer Account as of the last day of the quarter of the Plan Year in which he is reemployed and shall be deducted from the forfeitures which otherwise would be allocable as of such date or, to the extent such forfeitures are insufficient, shall require a supplemental contribution from the Employer.

ARTICLE 7

Distributions

7.1      Commencement and Form of Distributions.

(a)

Except as otherwise provided in subsection (g) below a Participant (and, when applicable for distributions from the Retirement Account, the Participant’s spouse) must consent, in writing to any distribution of the Participant’s Accounts in the Trust Fund. Distribution of a Participant’s Accounts in the Trust Fund shall commence not later than the first to occur of:

(i)

the 60th day after the close of the later of the Plan Year in which the Participant attains his Normal Retirement Date or terminates employment with the Company and all Affiliates, unless the Participant has requested to defer the distribution to a later date; or

(ii)

on or as soon as practicable after the date set forth in the Participant’s request for distribution, provided the Administrative Committee informs the Participant, as outlined in subsection 7.1(i) below, that the Participant has a right for a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and a particular distribution option).

(b)

A Participant who continues employment after his Normal Retirement Date may elect to receive distribution of his Accounts in the manner described in subsection (a)(i) above. A Participant employed by an Employer after his Normal Retirement Date will be deemed to have requested a deferral, unless he specifically requests a distribution.

(c)

In all events, distribution shall commence no later than the Required Beginning Date, and subsequent distributions required to be made each year for compliance with Code Section 401(a)(9) and the regulations promulgated thereunder shall be made no later than December 31 of such year. However, in the event that a domestic relations order is received by the Administrative Committee, required distributions on or after the required beginning date may be postponed until the order is determined to be qualified or not pursuant to Section 12.3 (Qualified Domestic Relations Order).

(d)	Form of Distribution for Accounts other than the Retirement Account:

(i)

Effective for distributions made on or after February 1, 2002, the Accounts distributable to a Participant, other than the Retirement Account, shall be distributed in one or more of the following ways, as the Participant may request by filing such notice as shall be prescribed by the Administrative Committee, and in accordance with applicable laws and regulations:

(A)	by payment in a single sum; or

(B)

by a direct rollover to an employee’s trust in which he is a participant, which is described in Code Section 401(a) and which is exempt from tax under Code Section 501(a), or to an individual retirement arrangement described in Code Section 408, in accordance with Section 7.14 (Eligible Rollover Distributions).

(ii)

Effective for distributions prior to February 1, 2002, the Accounts distributable to a Participant, other than the Retirement Account, shall be distributed in one or more of the following ways, as the Participant may request by filing such notice as shall be prescribed by the Administrative Committee, and in accordance with applicable laws and regulations:

(A)	by payment in a single sum;

(B)	in substantially equal monthly, quarterly, semi-annual or annual installments which, except for the final payment, shall not be less than $100; or

(C)

by a direct rollover to an employee’s trust in which he is a participant, which is described in Code Section 401(a) and which is exempt from tax under Code Section 501(a), or to an individual retirement arrangement described in Code Section 408, in accordance with Section 7.14 (Eligible Rollover Distributions).

(iii)

Notwithstanding the above provisions, all Tellabs Plan Participants who had been Ocular Participants immediately prior to the merger of such Ocular Plan into the Tellabs Plan on June 28, 2002 and their Beneficiaries shall be allowed to choose an alternate distribution option for their Ocular Account in accordance with the terms of the Ocular Plan until September 5, 2002. After close of business on September 5, 2002, all Ocular Participants will no longer be entitled to choose optional forms of distributions in accordance with the Ocular Plan and will be entitled to choose either a rollover or lump sum distribution as provided for in (i) above.

(e)

The Retirement Account distributable to a Participant shall be distributed pursuant to Section 7.2 (Qualified Joint and Survivor Annuity) and 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account) of this Article, unless the Qualified Joint and Survivor Annuity or Survivor Annuity form of distribution are waived and such Account is distributed pursuant to the Participant’s or Surviving Spouse’s election under subsection 7.1(d) above.

(f)

The value of the Participant’s Accounts shall be paid to the Participant over a period not to exceed his life expectancy or the joint life expectancy of the Participant and his Individual Beneficiary. The minimum amount of any installment distribution and determination of the life expectancy of a Participant and the joint life expectancy of a Participant and his Individual Beneficiary shall be determined in accordance with the regulations prescribed under Code Section 401(a)(9) and subsection 7.1(j) below; provided that the life expectancy of a Participant or his spouse shall be re-determined annually.

(g)

Notwithstanding anything in this Section 7.1 to the contrary, if the present value of the nonforfeitable portion of the Participant’s Retirement Account, or if the vested balance of the Participant’s remaining Accounts does not exceed $3,500 at the time a distribution is to be made from the Plan (or at the time of any prior distributions did not exceed $3,500) and distribution pursuant to this Section 7.1 has not otherwise commenced, the Administrative Committee shall direct the Trustee to distribute such amount in a single sum payment to the individual so entitled and the payment thereof shall be in full satisfaction of any liability of the Trust to such individual. Any Participant whose vested balance of his Employer Account is 0% shall be deemed to have received a single sum payment upon termination of employment. Effective with the 1998 Plan Year, $5,000 shall be substituted wherever $3,500 appears in this subsection (g). Effective for distributions made on or after March 22, 1999, the $5,000 cash out amount shall apply at the time a distribution is made, regardless of whether the Participant’s vested Account balances exceeded $5,000 at the time of any prior distribution. Effective for distributions made after December 31, 2001, the present value of a Participant’s nonforfeitable accrued benefit may be determined without regard to the portion of the benefit that is attributable to Rollover Contributions (and any earnings allocable to the rollover contributions). Rollover Contributions are defined as any rollover contribution under Code Sections 402(c), 403(a)(4), 403(b)(8), 438(d)(3)(A)(ii) and 457(e)(16).

(h)

Notwithstanding anything in this Section 7.1 to the contrary, if the amount of any distribution required to commence on a certain date cannot be ascertained by such date, a payment retroactive to such date may be made no later than 60 days after the earliest date on which such amount can be ascertained.

(i)

The Administrative Committee shall furnish each Participant who has a vested interest in a Retirement Account a general written explanation, in a manner that would satisfy the notice requirements of Sections 1.411(a)-11(c) and 1.417(e)-1(b) of the income tax regulations, of the terms and conditions of the Qualified Joint and Survivor Annuity, the Participant’s right to make and the effect of an election to waive it, the rights of the Participant’s spouse, the Participant’s right to revoke an election to waive the Qualified Joint and Survivor Annuity and the effect of such a revocation. This general explanation shall be furnished to a Participant within 90 days before the Participant’s Annuity Starting Date.

(i)	General written explanations under this subsection 7.1(i) shall satisfy the following requirements:

(A)

the Committee informs the Participant that the Participant has a right for a period of at least 30 days after receiving the general explanation to consider the decision of whether to waive the Qualified Joint and Survivor Annuity and consent to another form of distribution,

(B)

the Participant may revoke an election to waive the Qualified Joint and Survivor Annuity until the later of his Annuity Starting Date or the seventh day following the date the general explanation is provided to the Participant,

(C)	the Participant’s Annuity Starting Date is after the date that the general explanation is given to the Participant, and

(D)

the Participant, after receiving the general explanation, affirmatively elects a form of distribution (with appropriate spousal consent as provided in subsection 7.2(c) below), and the actual distribution begins more than seven days after the date the general explanation is provided to the Participant;

(ii)

However, notwithstanding the foregoing, a Participant may elect an Annuity Starting Date that is before the date on which the general explanation is provided to the Participant if the following conditions are met:

(A)	the actual distribution begins more than seven days after the date the general explanation is provided to the Participant; and

(B)	the Plan makes retroactive payments to make up for any payments that would have been made since the Annuity Starting Date.

(j)	Minimum Distributions.

(i)	General Rules.

(A)	Effective Date. The provisions of this subsection (j) will apply for purposes of determining required minimum distributions under Article 7 for calendar years beginning with the 2003 calendar year.

(B)

Precedence. The requirements of this subsection (j) will take precedence over any inconsistent provisions of the Plan; provided, that, nothing in this subsection (j) shall create any right to an installment form of distribution not otherwise permitted under Article 7.

(C)

Requirements of Treasury Regulations Incorporated. All distributions required under this subsection (j) will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

(ii)	Time and Manner of Distribution.

(A)	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

(B)

Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(1)

If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then, except as elected pursuant to subsection 7.1(j)(ii)(B)(5), distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(2)

If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, except as elected pursuant to subsection 7.1(j)(ii)(B)(5), distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(3)

If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(4)

If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 7.1(j)(ii)(B), other than subsection 7.1(j)(ii)(B)(1), will apply as if the surviving spouse were the Participant.

(5)	Elections.

a.

Participants or beneficiaries may elect on an individual basis whether the 5-year rule, or the life expectancy rule in subsection 7.1(j)(ii)(B) and subsection 7.1(j)(iv)(B) of the Plan, applies to distributions after the death of a Participant who has a designated beneficiary (and an election by a beneficiary after the death of the Participant will supersede any election by the Participant). The election must be made no later than the earlier of (A) September 30 of the calendar year in which distribution would be required to begin under Section 7.1(j)(ii)(B) of the Plan, or (B) by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. If neither the Participant nor the beneficiary makes an election under this subsection 7.1(j)(ii)(B)(5), distributions will be made in accordance with subsection 7.1(j)(ii)(B) and subsection 7.1(j)(iv)(B) of the Plan (as apply in the absence of such election).

b.

A designated beneficiary who is receiving payments under the 5-year rule may, until December 31, 2003, make a new election to receive payments under the life expectancy rule provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

For purposes of this subsection 7.1(j)(ii)(B) and Section 7.1(j)(ii), unless subsection 7.1(j)(ii)(B)(4) applies, distributions are considered to begin on the Participant’s Required Beginning Date. If subsection 7.1(j)(ii)(B)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under subsection 7.1(j)(ii)(B)(1). If distributions of applicable Prior Plan Accounts under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 7.1(j)(ii)(B)), the date distributions are considered to begin is the date distributions actually commence.

(C)

Forms of Distribution. Unless the Participant’s interest is from an applicable Prior Plan Account which is distributed in the form of an annuity purchased from an insurance company, or is a Participant’s interest in any Account that is distributed in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Section 7.1(j)(iii) and Section 7.1(j)(iv). If the Participant’s interest is from an applicable Prior Plan Account which is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

(iii)	Required Minimum Distributions During Participant’s Lifetime.

(A)

Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(1)

the quotient obtained by dividing the Participant’s Account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(2)

if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

(B)

Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 7.1(j)(iii) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

(iv)	Required Minimum Distributions After Participant’s Death.

(A)	Death On or After Date Distributions Begin.

(1)

Participant Survived by Designated Beneficiary: If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

a.	The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

b.

If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

c.

If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(2)

No Designated Beneficiary: If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(B)	Death Before Date Distributions Begin.

(1)

Participant Survived by Designated Beneficiary: Except as elected at subsection 7.1(j)(ii)(B)(5), if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in subsection 7.1(j)(iv)(A).

(2)

No Designated Beneficiary: If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(3)

Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin: If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under subsection 7.1(j)(ii)(B)(4), this subsection 7.1(j)(iv)(B) will apply as if the surviving spouse were the Participant.

(v)	Definitions.

(A)

Designated beneficiary. The “designated beneficiary” means the individual who is designated as the beneficiary under Section 6.5 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

(B)

Distribution calendar year. The “distribution calendar year” means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 7.1(j)(ii)(B). The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(C)	Life expectancy. “Life expectancy” means the life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(D)

Participant’s Account balance. The “Account balance” means the Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (“valuation calendar year”) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after such Valuation Date and decreased by distributions made in the valuation calendar year after such Valuation Date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(E)	Required Beginning Date. “Required Beginning Date” is defined at Section 1.4 of the Plan.

7.2      Qualified Joint and Survivor Annuity - Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account.

(a)

Distributions from a Participant’s Retirement Account and prior to February 1, 2002, his Coherent Accounts shall be made in the form of a Qualified Joint and Survivor Annuity unless the Participant has elected not to receive a Qualified Joint and Survivor Annuity pursuant to subsection (c) below. Prior to February 1, 2002, distributions from a Participant’s Salix Accounts may be made in the form of a Qualified Joint and Survivor Annuity if the Participant makes a written election requesting such form of distribution to the Administrative Committee. Prior to September 5, 2002, distributions from a Participant’s Ocular Account may be made in the form of a Qualified Joint and Survivor Annuity if the Participant makes a written election requesting such form of distribution to the Administrative Committee. Distributions from a Participant’s Coherent Accounts or his Salix Accounts made on or after February 1, 2002, will only be offered in the form of a lump sum distribution. Distributions from a Participant’s Ocular Account made on or after September 5, 2002, will only be offered in the form of a rollover or lump sum distribution.

(b)

Benefits payable in the form of a Qualified Joint and Survivor Annuity shall be paid by distributing to the Participant an annuity contract purchased by the Trustee at the direction of the Administrative Committee with the nonforfeitable balance of the Participant’s Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account determined on the Valuation Date preceding the date of purchase. Any such annuity contract shall be nonassignable and noncommutable and shall be subject to the election, consent, written explanation and Survivor Annuity requirements of this Article 7 (Distributions). Delivery of such contract shall be in full satisfaction of the rights of the Participant hereunder with respect to such Account, and upon delivery of any such contract, the Participant shall not have any interest in the Trust Fund but shall look solely to the insurer issuing such contract for the payment of benefits.

(c)	Elections and revocations of a Qualified Joint and Survivor Annuity shall be made as follows:

(i)

A Participant may, within 90 days before his Annuity Starting Date elect not to receive a Qualified Joint and Survivor Annuity and, in lieu thereof, elect to receive distribution of such Account in the same time and manner as distribution of his other Accounts. Such elections may be revoked and elections and revocations made at a time after the general explanation in subsection 7.1(a)(ii) above has been provided, and if so revoked the Participant’s benefit shall automatically be paid in the form of a Qualified Joint and Survivor Annuity unless he has elected another form of payment pursuant to subsection 7.1(d) above.

(ii)

If a Participant is married on his Annuity Starting Date, to be effective, any elections hereunder and under subsection 7.3(e) or 7.7(b) below must have the consent of the Participant’s spouse unless the Participant establishes to the satisfaction of the Administrative Committee that the consent of the spouse cannot be obtained because there is no spouse, such spouse cannot be located or by reason of such other circumstances as may be prescribed by regulations. Any consent (or establishment that the consent cannot be obtained) shall be effective only with respect to such spouse. Such consent shall be in writing, witnessed by a Plan representative or notary public, acknowledging the effect of the election and any nonspouse beneficiary, including any class of beneficiary or any contingent beneficiary, designated under the form of benefit elected, and shall be irrevocable with respect to such form and beneficiary designation.

(iii)

Notwithstanding the above, the consent of a Participant’s spouse to the waiver of a Qualified Joint and Survivor Annuity shall not be required if the Participant was not married throughout the one-year period ending on his Annuity Starting Date. A Participant who marries within one year before his Annuity Starting Date and is married to such spouse for a one-year period ending prior to his death shall be deemed to have been married throughout the one-year period ending on his Annuity Starting Date.

(d)

If the spouse of a Participant dies, or is divorced from the Participant before the Participant’s Annuity Starting Date, the Participant’s retirement benefit shall not be reduced in accordance with this Section. If a Participant’s spouse dies or is divorced from the Participant on or after the Participant’s Annuity Starting Date, but prior to the death of the Participant, the Qualified Joint and Survivor Annuity shall continue to be paid in the same reduced amount determined under this Section.

(e)

If the Participant dies before his Annuity Starting Date, no annuity shall be payable to his spouse pursuant to this Section and the benefit payable to such spouse, if any, shall be determined under Sections 7.3 (Pre-Retirement Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account), 7.4 (Distributions to Beneficiaries) or 7.6 (Installment or Deferred Distributions). If the Participant dies after his Annuity Starting Date and while receiving benefits in the form of a Qualified Joint and Survivor Annuity, the spouse to whom the Participant was married on his Annuity Starting Date shall, except as may be otherwise provided in any Qualified Domestic Relations Order, be entitled to receive the survivor annuity benefit whether or not the Participant and such spouse are married on the date of the Participant’s death.

7.3      Pre-Retirement Survivor Annuity - Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account.

(a)

The Retirement Account; and prior to February 1, 2002, the Coherent Accounts and Salix Accounts; and prior to September 5, 2002, the Ocular Account; in the Trust Fund distributable to a Participant who dies prior to his Annuity Starting Date and who is married on the date of his death shall be distributed in the form of an annuity for the life of his surviving spouse (“Pre-Retirement Survivor Annuity”) unless such Participant has elected not to have benefits paid in the form of a Pre-Retirement Survivor Annuity pursuant to subsection (e) below or the surviving spouse elects otherwise pursuant to subsection (d) below. For distributions made from a Participant’s Coherent Accounts or his Salix Accounts on or after February 1, 2002, only a lump sum distribution will be offered. For distributions made from a Participant’s Ocular Account on or after September 5, 2002, only a rollover or lump sum distribution will be offered.

(b)

Benefits payable in the form of a Pre-Retirement Survivor Annuity shall be paid by distributing to the surviving spouse of the Participant an annuity contract purchased by the Administrative Committee with the nonforfeitable balance of the Participant’s Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account on the Valuation Date preceding the date of purchase. Such annuity contract shall provide for level monthly payments for the life of the surviving spouse of the Participant commencing as soon as practicable thereafter. Any such annuity contract shall be nonassignable and noncommutable. Delivery of any such contract shall be in full satisfaction of the rights of the Participant’s spouse.

(c)	Payment of the Pre-Retirement Survivor Annuity shall commence as of the first day of the month coinciding with or next following the latest of:

(i)	the date the Participant dies; or

(ii)	the date the Participant’s surviving spouse elects, but not later than the Participant’s Normal Retirement Date.

(d)

Notwithstanding subsection (b) above, the surviving spouse of a Participant may elect to receive a distribution of the balance of the deceased Participant’s Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account in a rollover or lump sum by filing an election with the Administrative Committee at such time and in such manner as the Administrative Committee shall provide.

(e)

A Participant may elect not to have a Pre-Retirement Survivor Annuity paid to his surviving spouse. Such election may be made at any time during the Election Period described in subsection (f) below. In addition, a Participant may elect to waive the Pre-Retirement Survivor Annuity prior to the Election Period, provided he has been given the information described in subsection (g) below prior to making such election, and further provided that such election shall become invalid as of the first day of the Plan Year in which the Participant attains age 35. To be effective, any such election shall require the consent of the Participant’s spouse as provided in subsection 7.2(c). Any such election may be revoked by the Participant within the Election Period.

(f)	The Election Period shall commence on the first day of the Plan Year in which the Participant attains age 35 and end on the earlier of:

(i)	the date of the Participant’s death, or

(ii)	his Annuity Starting Date.

provided that, in the case of a Participant who separates from service prior to attaining age 35 and who has a nonforfeitable right to any portion of his Accounts, the Election Period shall commence on the date of his separation from service with respect to his Accounts as of such date.

(g)

The Administrative Committee shall furnish each Participant a general written explanation of the terms and conditions of the Pre-Retirement Survivor Annuity, the Participant’s right to make and the effect of an election to waive it, the rights of the Participant’s spouse, the Participant’s right to revoke an election to waive the Pre-Retirement Survivor Annuity and the effect of such revocation. Such information shall be provided within the period beginning on the first day of the Plan Year in which the Participant attains age 32, and ending with the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35, provided however, that:

(i)

If an individual becomes a Participant after attaining age 32, the information described above shall be provided no later than the close of the second Plan Year following the date he became a Participant; and

(ii)

If a Participant separates from service prior to attaining age 35 and has a nonforfeitable right to any portion of his Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account, the information described above shall be provided to him no later than one year after his separation from service.

7.4      Distributions to Beneficiaries.

(a)

Except as otherwise provided in this Section 7.4, the balance of a deceased Participant’s Accounts other than the Retirement Account; prior to February 1, 2002, his Salix Accounts and Coherent Accounts; and prior to September 5, 2002 his Ocular Account which are distributable to a beneficiary shall be distributed in one or more of the forms described in subsection 7.1(d)(i) or 7.1(d)(ii) above, in accordance with an effective designation filed by the Participant with the Administrative Committee or, if no such designation has been filed, in one of such forms as the beneficiaries shall request.

(b)

If the distribution of the Participant’s Accounts has begun in accordance with Section 7.1 (Commencement and Form of Distribution), any form of distribution to a beneficiary under this Section 7.4 shall be designed to distribute the balance of the deceased Participant’s Accounts at least as rapidly as under the method of distribution in effect at the time of the Participant’s death.

(c)

If the distribution of a Participant’s Accounts has not commenced at the time of his death, any form of distribution to a beneficiary shall be designed to distribute the balance of the deceased Participant’s Accounts as follows:

(i)

Any portion of the Accounts payable to or for the benefit of an Individual Beneficiary may be distributed over a period not to exceed the life expectancy of such Individual Beneficiary if such payments commence not later than the December 31 coinciding with or next following the first anniversary of the Participant’s death, unless such Individual Beneficiary is the surviving spouse of the Participant, in which case such payments need not commence until the later of:

(A)	the December 31 coinciding with or next following the first anniversary of the Participant’s death, or

(B)	the December 31 of the calendar year in which the Participant would have attained age 70½.

(ii)

If the Participant’s surviving spouse is an Individual Beneficiary and dies prior to the commencement of benefit payments to such spouse, subsection (i) above shall be applied as if the Participant’s death had occurred on the date of such spouse’s death.

(iii)

Unless distribution is made in accordance with subsection (i) or (ii) above, the balance of the Participant’s Accounts shall be distributed in full no later than the December 31 coinciding with or next following the 5th anniversary of the Participant’s death.

(d)

If a beneficiary to whom payments have commenced dies prior to receipt of all such payments, the remaining balance of the Participant’s Accounts shall be distributed as described in subsection 7.5(d) at least as rapidly as under the method of distribution in effect at the time of the beneficiary’s death.

(e)	The life expectancy of an Individual Beneficiary who is the surviving spouse of the Participant shall be re-determined annually in accordance with regulations prescribed under Code Section 401(a)(9).

7.5      Beneficiary Designations.

(a)	Unless a Participant has effectively elected otherwise in accordance with this Section 7.5, the distributable balance of a deceased Participant’s Accounts shall be paid to his surviving spouse.

(b)

The distributable balance of a deceased Participant’s Accounts shall be distributed to the persons effectively designated by the Participant as his beneficiaries. To be effective, the designation shall be filed with the Administrative Committee in such written form as the Administrative Committee requires and may include contingent or successive beneficiaries; provided that any designation by a Participant who is married at the time of his death or, if earlier, the date his benefit payments commence, which fails to name his surviving spouse as the sole primary beneficiary shall not be effective unless such surviving spouse has consented to the designation in writing, witnessed by a Plan representative or notary public, acknowledging the effect of the designation and the specific non-spouse beneficiary, including any class of beneficiaries or any contingent beneficiary. Such consent shall be irrevocable with respect to such beneficiary designation. Such consent shall not be required if the Participant establishes to the satisfaction of the Administrative Committee that the consent of the Participant’s spouse cannot be obtained because there is no spouse, such spouse cannot be located or by reason of such other circumstances as may be prescribed by regulations. Any consent (or establishment that the consent cannot be obtained) shall be effective only with respect to such spouse. Any Participant may change his beneficiary designation at any time by filing with the Administrative Committee a new beneficiary designation (with such spousal consent as may be required). Notwithstanding the foregoing, designation of a beneficiary by a Participant who did not have an Hour of Service after August 22, 1984, shall not require the consent of his surviving spouse to be effective.

(c)

If a Participant dies, and to the knowledge of the Administrative Committee after reasonable inquiry leaves no surviving spouse, has not filed an effective beneficiary designation or has revoked all such designations, or has filed an effective designation but the beneficiary or beneficiaries predeceased him, the distributable portion of the Participant’s Accounts shall be paid to the executor or administrator of the Participant’s estate.

(d)	If the beneficiary, having survived the Participant, dies prior to the final and complete distribution of the Participant’s Accounts, then the distributable portion of said Accounts shall be paid:

(i)	to the beneficiary named in the most recent effective beneficiary designation filed by the Participant’s original beneficiary in accordance with such designation; or

(ii)	if no such beneficiary has been named, to the executor or administrator of the beneficiary’s estate.

7.6      Installment or Deferred Distributions. If distribution is made to a Participant or to the beneficiary of a deceased Participant in installments or is deferred, the undistributed vested balance shall share in the net earnings or losses (including the net adjustments in the value of the Trust Fund) as provided in Section 5.3 (Unit Values) and such Participant or beneficiary shall be entitled to make elections with respect to the transfer of such balance among the investment Funds in accordance with Section 5.2 (Common Fund).

7.7      Form of Elections and Applications for Benefits. Any election, revocation of an election or application for benefits pursuant to the Plan shall not be effective unless it is:

(a)     made on such form, if any, as the Administrative Committee may prescribe for such purpose;

(b)     signed by the Participant and, if required by subsection 7.2(c) above or Section 7.5 (Beneficiary Designations), by the Participant’s spouse; and

(c)     filed with the Administrative Committee.

7.8      Unclaimed Distributions. In the event any distribution cannot be made because the person entitled thereto cannot be located and the distribution remains unclaimed for 2 years after the distribution date established by the Administrative Committee, then such amount shall be treated as a forfeiture as of the last day of the Plan Year in which such 2-year period ended, shall reduce the Retirement Contribution and Profit Sharing Contribution of such person’s Employer for said Plan Year, and shall be allocated as part of such Contributions to the Trust Fund in accordance with Section 5.8 (Allocation of Retirement Contribution and Forefeitures). In the event such person subsequently files a valid claim for such amount, such amount treated as a forfeiture (without any earnings thereon) shall be restored to the Participant’s Accounts by an additional Employer Contribution (as defined in Section 3.1 (Employer Contribution)) allocable to such Accounts.

7.9      Distributions in Kind. The Administrative Committee shall, upon request of a Participant or beneficiary, distribute amounts from the Fund invested in common stock of the Company in shares of such stock, provided that cash in lieu of any fractional shares shall be distributed. In the event any distributions to a Participant or beneficiary are made in kind, the assets so distributed shall be valued at their fair market value as of the distribution date established by the Administrative Committee.

7.10      Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment. A Participant, with the written consent of his spouse if applicable, may direct the Administrative Committee to make the following payments:

(a)

An amount equal to the balance in the Participant’s After-Tax Account as determined on the Valuation Date coinciding with or immediately preceding such direction (less any distribution made to the Participant from the Valuation Date to the date of payment).

(b)

An amount not to exceed his After-Tax Account on the Valuation Date coinciding with or immediately preceding such action provided the Participant limits such payments to one withdrawal for each Plan Year.

(c)

An amount not to exceed the balance in the Participant’s Rollover Contribution Account, Salix Rollover Account, Coherent Rollover Account, and Ocular Account provided that no such distribution shall reduce the Participant’s Accounts to an amount equal to the amount of any unpaid loan made pursuant to Section 7.11 (Loans).

(d)	Notwithstanding the foregoing:

(i)

No distribution pursuant to this Section 7.10 shall be made which reduces the aggregate balance of the Participant’s Accounts below the amount of the unpaid balance of any loan pursuant to Section 7.11 (Loans); and

(ii)	Only one distribution from a Participant’s Rollover Account pursuant to this Section 7.10 shall be permitted for each Plan Year; and

(iii)

No more than an aggregate of two distributions from a Coherent Participant’s Coherent Rollover Account under this Section 7.10 and from any Coherent Account under Sections 7.12 (Withdrawals Prior to Termination of Employment and After Age 59-1/2) and 7.13 (Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals) shall be permitted for each Plan Year. This subsection (iii) shall expire December 31, 2001.

(e)

Distributions pursuant to this Section 7.10 shall be made from the respective Account invested in the separate Funds. The amounts distributed from such separate Funds shall be determined pursuant to procedures established by the Administrative Committee and subject to the limitations or restrictions thereon imposed by the sponsor(s) of the respective Fund.

(f)	Any distribution of a Participant’s After-Tax Account shall be deemed to be made in the following order:

(i)	contributions allocated to the pre-1987 After-Tax sub-account then earnings on the pre-1987 After-Tax sub-account;

(ii)	contributions allocated to the post-1986 After-Tax sub-account then earnings on the post-1986 After-Tax sub-account.

(g)

Withdrawals made pursuant to this Section 7.10 from a Coherent Participant’s Coherent Rollover Account, a Salix Participant’s Salix Rollover Account or an Ocular Participant’s Ocular Account shall be subject to the provisions of Section 7.2 (Qualified Joint and Survivor Annuity — Retirement Account, Salix Accounts, Coherent Accounts and Ocular Account.)

(h)

Any distribution from a Participant’s Rollover Account, Salix Rollover Account, Coherent Rollover Account, and Ocular Account shall be deemed to be made first from the Rollover Account and then from the Salix Rollover Account, Coherent Rollover Account or Ocular Account.

7.11      Loans.

(a)

Upon the submission by the Participant of a written loan application form as prescribed by the Administrative Committee, or any other process approved by the Administrative Committee, a Participant shall be able to apply for a loan. The funds for such loan may only come from a Participant’s After-Tax Account, Before-Tax Account, Rollover Account, Coherent Before-Tax Account, Coherent Employer Account, Coherent Rollover Account, Salix Before-Tax Account, Salix Employer Account, Salix Rollover Account, Profit Sharing Account attributable to pre-1992 Profit Sharing Contributions, Ocular Account and, prior to January 1, 2004, Matching Account. Participants shall not be allowed to obtain a loan from their Retirement Account, Company Contribution Account, Profit Sharing Account attributable to post-1992 Profit Sharing Contributions and, after December 31, 2003, Matching Account. If the Administrative Committee reasonably believes that the Participant either does not intend to repay the loan or lacks proper financial ability to repay the loan, it shall not grant such a loan. A Participant shall have no more than three loans outstanding at any time.

(b)	Loans shall be an asset of the Participant’s Accounts and shall be treated in the manner of a segregated account.

(c)

The amount of any loan shall not be less than $1,000 unless, in the event that a Participant demonstrates financial hardship, the Administrative Committee, in its sole discretion, approves a loan in an amount less than $1,000. The maximum amount of a Participant’s loan shall not exceed the lesser of: (1) 50% of the amount which the Participant would be entitled to receive from all his Accounts other than his Retirement Account and his Profit Sharing Account attributable to post-1992 Profit Sharing Contributions, if he had resigned from the service of the Employer and all Affiliates on the Valuation Date immediately preceding the date of such authorization; (2) the total amount of funds available in a Participant’s After-Tax Account, Before-Tax Account, Rollover Account, Coherent Before-Tax Account, Coherent Employer Account, Coherent Rollover Account, Salix Before-Tax Account, Salix Employer Account, Salix Rollover Account, Profit Sharing Account attributable to pre-1992 Profit Sharing Contributions, Ocular Account and, prior to January 1, 2004, Matching Account; or (3) $50,000 reduced by the greater of:

(i)	the highest outstanding balance of loans to the Participant from the Trust Fund during the one-year period ending on the day before the date on which such loan is made or modified; or

(ii)	the outstanding balance of loans to the Participant from the Trust Fund on the date on which such loan is made or modified.

(d)	Such loans shall be made available on a reasonably equivalent basis to all Participants and beneficiaries who have vested Account balances in the Plan and who either:

(i)	are active employees; or

(ii)

are determined by the Administrative Committee to be “parties in interest” as that term is defined in ERISA Section 3(14), so long as the making of such loans does not discriminate in favor of Highly Compensated Employees.

(e)

Loans shall be made on such terms as the Administrative Committee may prescribe, provided that any such loan shall be evidenced by a note, shall bear interest on the unpaid balance thereof at a reasonable rate per annum to be set from time to time by the Administrative Committee which is commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances, shall bear the loan processing fee as the Administrative Committee shall from time to time approve and shall be secured by the Participant’s segregated loan account and such other security as the Administrative Committee in its discretion deems appropriate.

(f)	Repayment:

(i)

Loans shall be repaid by the Participant by payroll deduction or any other method approved by the Administrative Committee that requires level amortization of principal and the loan fee (which amounts shall be applied to defray the administrative expenses of the Plan) and repayments not less frequently than quarterly. Such loans shall be repaid over a period not to exceed 5 years or a reasonable amount of time as established by the Administrative Committee, not to exceed 15 years, for loans used to acquire a dwelling unit which within a reasonable time is to be used as the principal residence of the Participant as determined under the applicable Code provisions in accordance with procedures established by the Administrative Committee from time to time. The loan shall be amortized in substantially equal payments over the term of the loan.

(ii)

Loan repayments may, however, be suspended during a leave of absence of up to one year if a Participant’s pay from the Employer is insufficient to service the debt, but only if the loan is repaid by the latest date permitted under Code Section 72(p)(2)(B) (which is usually 5 years). The loan will not be considered in default as provided below during this one year period.

(iii)	Loan repayments may, as determined by the Administrative Committee, be suspended under this Plan as permitted under Code Section 414(u) during periods of Qualified Military Service.

(g)

If, at the time benefits are to be distributed (or to commence being distributed) to a Participant with respect to a separation from service or the death of the Participant, there remains any unpaid balance of a loan hereunder, such unpaid balance shall, to the extent consistent with Department of Labor Regulations, become immediately due and payable in full. Such unpaid balance, together with any accrued but unpaid interest on the loan, shall be deducted from the Participant’s Accounts, subject to the default provisions below, before any distribution of benefits is made, unless the Participant pays back the loan in full. No loan shall be made or remain outstanding with respect to a Participant under this Section 7.11 after the time distributions to the Participant with respect to a separation from service are to be paid.

(h)	Default:

(i)

Default occurs when any payment of principal or interest is not made as set forth in the promissory note. In the event of a default, the Participant shall be given a reasonable opportunity to cure such default. The cure period shall end not later than the last day of the calendar quarter following the calendar quarter in which the required installment payment was due.

(ii)

After the cure period has expired, if such default is not cured, the unpaid balance of the loan shall become due and payable, will be treated as a deemed distribution to the Participant. Further, the unpaid balance of such loan, together with any accrued but unpaid interest on the loan, may in the Administrative Committee’s discretion be charged against the Participant’s segregated loan account.

(iii)

If after the Participant’s segregated loan account has been so charged, there remains an unpaid balance of any such loan and interest, then the remaining unpaid balance of such loan shall be charged against any property pledged as security with respect to such loan.

(iv)

For any period of time after default during which the Participant’s outstanding loan balance has not been charged against his segregated loan account, the loan will be considered to be outstanding for purposes of determining the amount available for subsequent loans under subsection 7.11(c) above.

7.12      Withdrawals Prior to Termination of Employment and After Age 59-1/2.

(a)     A Participant who has attained age 59-1/2 may elect to withdraw amounts from his Before-Tax Account, After-Tax Account, Rollover Account, Matching Account, Salix Before-Tax Account, Salix Rollover Account, Coherent Before-Tax Account, Coherent Rollover Account, and Ocular Account as of the Valuation Date coinciding with or immediately preceding the date of such withdrawal; provided, however, that during a Plan Year not more than one withdrawal shall be made pursuant to this Section 7.12; provided, further, for Plan Years starting before December 31, 2001, that during a Plan Year, not more than an aggregate of two withdrawals shall be made by a Coherent Participant from his Coherent Accounts under this Section 7.12, Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment) and Section 7.13 (Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals).

(b)     Withdrawals made pursuant to this Section 7.12 shall be charged against the Participant’s Accounts in the following order:

(i)     Pre-1987 After-Tax Account;

(ii)     Post-1986 After-Tax Account;

(iii)     Rollover Account or Ocular Account;

(iv)     Matching Account;

(v)     Before-Tax Account;

(vi)     Salix Before-Tax Account or Coherent Before-Tax Account;

(vii)     Salix Rollover Account or Coherent Rollover Account.

and made from the separate Funds in which such Accounts are invested pursuant to procedures established by the Administrative Committee, subject to the limitations or restrictions thereon imposed by the sponsor(s) of the respective Funds or by Section 5.2 (Common Fund).

7.13      Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals.

(a)

Withdrawals Prior to Age 59½. Effective for Plan Years starting on or after December 31, 2001, no withdrawals will be allowed for Participants prior to the age of 59½, except as provided in subsection (b) below. For Plan Years prior to January 1, 2002, a Coherent Participant who has completed at least five (5) Years of Service may elect to withdraw all or a portion of his Coherent Employer Account and Coherent Rollover Account. Withdrawals made pursuant to this subsection 7.13(a) shall be charged against the Coherent Participant’s Coherent Accounts in the following order; provided, however, that during a Plan Year not more than two withdrawals from a Coherent Participant’s Coherent Accounts shall be made pursuant to this Section 7.13, Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment) and Section 7.12 (Withdrawals Prior to Termination of Employment and After Age 59-1/2).

(b)

Hardship. A Participant who has not attained age 59½ may, upon the determination by the Administrative Committee that he has incurred a financial hardship, make a hardship withdrawal from his Before-Tax Contributions and Matching Contributions (together with any income allocated to his Before-Tax Account and Matching Account as of December 31, 1988), After-Tax Account, Rollover Account, Salix Before-Tax Account, Salix Rollover Account, Coherent Before-Tax Account, Coherent Rollover Account, and Ocular Account (but only to the extent of the pre-tax contributions made and pre-1989 earnings allocated thereto); provided, however, that after December 31, 2003, Matching Contributions and funds in the Matching Account will not be available for hardship withdrawal.

(c)

In any case where the Participant claims financial hardship, he shall submit a written request for such distribution in accordance with procedures prescribed by the Administrative Committee. The Administrative Committee shall determine whether the Participant has a financial hardship on the basis of such written request in accordance with this Section 7.13, and such determination shall be made in a uniform and nondiscriminatory manner. The Administrative Committee shall only make a determination of financial hardship if the distribution is requested on account of an immediate and heavy financial need of the Participant and the funds to be distributed are necessary to satisfy the Participant’s need, taking into account any amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

(i)

The determination of whether a Participant has an immediate and heavy financial need is to be made by the Administrative Committee on the basis of all the relevant facts and circumstances. The following expenses shall be deemed to constitute an immediate and heavy financial need:

(A)

expenses for medical care (as described in Code Section 213(d)) previously incurred by the Participant, the Participant’s spouse or any dependents of the Participant (as defined in Code Section 152) or necessary for these persons to obtain such medical care;

(B)	the purchase (excluding mortgage payments) of a principal residence for the Participant;

(C)	tuition and related educational fees (including room and board) due for the next 12 months of post-secondary education for the Participant, the Participant’s spouse, children or dependents;

(D)	the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant’s principal residence; or

(E)

payments necessary to prevent utility shut off or similar immediate housing needs, of the Participant, or the Participant’s spouse, children or dependents (as defined in Code Section 152), payments for child custody or dependent sponsorship fees and expenses, payments for emergency travel expenses, and other similar events or expenses determined to be an immediate and heavy financial need by the Administrative Committee.

(ii)

The determination of whether a distribution is necessary to satisfy the immediate and heavy financial need of the Participant shall be made by the Administrative Committee on the basis of all relevant facts and circumstances. The Administrative Committee may determine that a distribution is necessary to satisfy the immediate and heavy financial need of the Participant if the Participant reasonably demonstrates that all of the following requirements are satisfied:

(A)

the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant, taking into account any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution;

(B)

the Participant has obtained all distributions (other than hardship distributions), and all nontaxable loans that would not cause a financial hardship under all of the plans maintained by the Employer or any Affiliate;

(C)

the Participant will not make any contributions to any retirement plan (other than mandatory employee contributions to a defined benefit plan) maintained by the Employer or any Affiliate for 12 months (6 months effective for hardship distributions made after December 31, 2001) after receiving the hardship distribution; and

(D)

the Participant’s Before-Tax Contributions to this Plan and to all plans maintained by the Employer or any Affiliate in the calendar year following the calendar year of the hardship distribution do not exceed the limitation in Code Section 402(g)(1) applicable to such following calendar year, minus the amount of his Before-Tax Contributions for the calendar year of the hardship distribution.

(d)	Any withdrawals under this Section 7.13 shall not reduce the Participant’s Before-Tax Account below the amount of twice the balance of any outstanding loan made pursuant to Section 7.11 (Loans).

(e)

Withdrawals made pursuant to this Section 7.13 shall be charged against the respective Accounts invested in the separate Funds. The amounts withdrawn from such separate Funds shall be determined pursuant to procedures established by the Administrative Committee and subject to the limitations or restrictions thereon imposed by the sponsor(s) of the respective Funds.

(f)	Withdrawals made pursuant to this Section 7.13 shall be charged against the Participant’s Accounts in the order provided in subsection 7.12(b) above.

(g)

Withdrawals made pursuant to this Section 7.13 from a Coherent Participant’s Coherent Accounts shall be subject to the provisions of Section 7.2 (Qualifying Joint and Survivor Annuity – Retirement Account, Salix Accounts, Coherent Accounts, and Ocular Account).

7.14      Eligible Rollover Distributions.

(a)     Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee’s election under Article 6 (Amount of Payments to Participants), a distributee may elect, at the time and in the manner prescribed by the Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b)     Eligible rollover distribution: an eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), beginning with the 2000 Plan Year, any distribution that is a hardship distribution described in Code Section 401(k)(2)(B)(i)(IV); and beginning with the 2002 Plan Year, any distribution which is made upon hardship of the employee.

(c)     Eligible retirement plan: an eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee’s eligible rollover distribution. However, in the case of an eligible rollover distribution made on or before December 31, 2001 to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

        For distributions made on or after January 1, 2002, an eligible retirement plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relation Order, as defined in Code Section 414(p).

(d)     For distributions made on or after January 1, 2002, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of After-Tax Contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(e)     Distributee: a distributee includes an employee or former employee. In addition, the employee’s or former employee’s surviving spouse and the employee’s or former employee’s spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

(f)     Direct rollover: a direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

7.15      Facility of Payment. When, in the Administrative Committee’s opinion, a Participant or beneficiary is under a legal disability or is incapacitated in any way so as to be unable to manage his affairs, the Administrative Committee may direct the Trustee to make payments:

(a)     directly to the Participant or beneficiary;

(b)     to a duly appointed guardian or conservator of the Participant or beneficiary;

(c)     to a custodian for the Participant or beneficiary under the Uniform Gifts to Minors Act;

(d)     to an adult relative of the Participant or beneficiary; or

(e)     directly for the benefit of the Participant or beneficiary.

Any such payment shall constitute a complete discharge therefor with respect to the Trustee and the Administrative Committee.

7.16      Claims Procedure.

(a)

Any person who believes that he is then entitled to receive a benefit under the Plan, including one greater than that initially determined by the Administrative Committee, may file a claim in writing with the Administrative Committee.

(b)

The Administrative Committee shall within 90 days of the receipt of a claim either allow or deny the claim in writing. A denial of a claim shall be written in a manner calculated to be understood by the claimant and shall include:

(i)	the specific reason or reasons for the denial;

(ii)	specific references to pertinent Plan provisions on which the denial is based;

(iii)	a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(iv)	an explanation of the Plan’s claim review procedure.

(c)	A claimant whose claim is denied (or his duly authorized representative) may, within 60 days after receipt of denial of his claim:

(i)	submit a written request for review to the Administrative Committee;

(ii)	review pertinent documents; and

(iii)	submit issues and comments in writing.

(d)

The Administrative Committee shall notify the claimant of its decision on review within 60 days of receipt of a request for review. The decision on review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

(e)

The 90-day and 60-day periods described in subsections (b) and (d) above, respectively, may be extended at the discretion of the Administrative Committee for a second 90- or 60-day period, as the case may be, provided that written notice of the extension is furnished to the claimant prior to the termination of the initial period, indicating the special circumstances requiring such extension of time and the date by which a final decision is expected.

(f)

Participants and beneficiaries shall not be entitled to challenge the Administrative Committee’s determinations in judicial or administrative proceedings without first complying with the procedures in this Article. The Administrative Committee’s decisions made pursuant to this Section are intended to be final and binding on Participants, beneficiaries and others. Further, no legal actions may be commenced with respect to a request by Participant or Participant’s beneficiary for benefits later than two (2) years after the Participant or Participant’s beneficiary originally filed his claim for benefits.

ARTICLE 8

Top-Heavy Plan Requirements

8.1      Top-Heavy Definitions. For purposes of this Article 8:

(a)     For Plan Years prior to January 1, 2002, a “Key Employee” is any current or former employee (and the beneficiaries of such employee) who at any time during the Determination Period was an officer of the Employer or an Affiliate if such individual’s annual compensation exceeds 50% of the defined benefit dollar limitation in Code Section 415(b)(1)(A), an owner (or considered an owner under Code Section 318) of one of the 10 largest interests in the Employer if such individual’s compensation exceeds 100% of the Defined Contribution Dollar Limitation, a Five-Percent Owner, or a One-Percent Owner of the Employer who has an annual compensation of more than $150,000. Annual compensation means Total Compensation plus amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the employee’s gross income under Code Section 125, 402(e)(3), 402(h)(1)(B) or 403(b).

        For Plan Years beginning on or after January 1, 2002, a “Key Employee” is any employee or former employee (including any deceased employee) who at any time during the Determination Period was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3).

        The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

(b)	For any Plan Year beginning after December 31, 1983, this Plan is “Top-Heavy” if any of the following conditions exists:

(i)	The Top-Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

(ii)	This Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%;

(iii)	This Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

(c)	The “Top-Heavy Ratio” shall be determined as follows:

(i)

If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Top-Heavy Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Top-Heavy Determination Date(s) (including any part of any Account balance distributed in the 5-year period ending on the Top-Heavy Determination Date(s)), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the 5-year period ending on the Top-Heavy Determination Date(s)), both computed in accordance with Code Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Top-Heavy Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

(ii)

If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Top-Heavy Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with subsection (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Top-Heavy Determination Date(s), and the denominator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with subsection (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Participants as of the Top-Heavy Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Top-Heavy Determination Date.

(iii)

For purposes of subsections (i) and (ii) above the value of Account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Top-Heavy Determination Date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a Participant:

(A)	who is not a Key Employee but who was a Key Employee in a prior year; or

(B)	who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Top-Heavy Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, will be made in accordance with Code Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of Account balances and accrued benefits will be calculated with reference to the Top-Heavy Determination Date(s) that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

(d)

The “Present Value” shall be based on an interest assumption of 5% and a post-retirement mortality assumption based on the UP-1984 Mortality Table. However, for Plan Years beginning on or after January 1, 2002, see subsection (f) below.

(e)	“Employer” for the purposes of this Article 8 (Top-Heavy Plan Requirements) means the Employer and all Affiliates except for purposes of determining ownership under Code Section 416(i)(1).

(f)

For Plan Years beginning on or after January 1, 2002, this subsection (f) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

(i)

Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of Account balances of an employee at any time during the Determination Period shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the last day of the Determination Period. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

(ii)

Employees not performing services during the year ending on the Top Heavy Determination Date. The accrued benefits and Accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Top Heavy Determination Date shall not be taken into Account.

(g)

Minimum Benefits. For Plan Years beginning on or after January 1, 2002, Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).

8.2      Top-Heavy Plan Requirements.

(a)

Except as otherwise provided in subsections (b) and (c) below, the Profit Sharing Contributions (exclusive of any Before-Tax Contributions) and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant’s Total Compensation, or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401, the largest percentage of Profit Sharing Contributions (inclusive of any Before-Tax Contributions) and forfeitures, as a percentage of the Key Employee’s Total Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of:

(i)	the Participant’s failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan);

(ii)	the Participant’s failure to make mandatory employee contributions to the Plan; or

(iii)	Total Compensation less than a stated amount.

(b)	The provision in subsection (a) above shall not apply to any Participant who was not employed by the Employer or an Affiliate on the last day of the Plan Year.

(c)

The provision in subsection (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer’s contribution and forfeitures allocated under such plan or plans are equal to or exceed the amount required to be allocated under subsection (a) above.

(d)	The minimum allocation required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).

(e)

For any Plan Year in which this Plan is Top-Heavy, the following schedule shall be substituted for the schedule set forth in Section 6.5 (Vesting), provided that Section 6.5 (Vesting) shall apply to the extent that the nonforfeitable percentage thereunder is greater than the following schedule:

Years of Service	Nonforfeitable Percentage
Less than 2	0
2 but less than 3	20
3 but less than 4	40
4 but less than 5	60
5 or more	100

The minimum vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7) except those attributable to employee contributions, including benefits accrued before the effective date of Code Section 416 and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant’s nonforfeitable percentage may occur in the event the Plan’s status as Top-Heavy changes for any Plan Year. However, this Section does not apply to the Account balances of any employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such employee’s Account balance attributable to Profit Sharing Contributions and forfeitures will be determined without regard to this Section 8.2.

(f)     If a Participant has 3 or more Years of Service as of the last day of the Plan Year for which the vested percentage of his Employer Account was subject to subsection (e) above, he may elect to have the vested percentage of his Employer Account determined under subsection (e) above in any subsequent Plan Year when this Section 8.2 is not applicable.

ARTICLE 9

Powers and Duties of Committees

9.1      Appointment of Committees.

(a)     The Board of Directors of the Company shall name an Administrative Committee to consist of not less than 3 persons to serve as administrator and named fiduciary of the Plan. The Board of Directors shall also name an Investment Committee hereunder to review investment performance of the Trust Fund, to establish the investment policy for the Trustee, to direct investment of the assets of the Trust Fund and to take such other action provided in this Plan. Any person, including directors, shareholders, officers and employees of the Employer, shall be eligible to serve on the Committees. Every person appointed a member of the Committees shall signify his acceptance in writing to the Board of Directors. In the event the Board of Directors does not appoint an Administrative Committee pursuant to this Section 9.1, the Company shall act as the administrator and a named fiduciary of the Plan and all references to the Administrative Committee shall mean references to the Company so acting as administrator and a named fiduciary of the Plan.

(b)     Members of the Committees shall serve at the pleasure of the Board of Directors and may be removed by the Board of Directors at any time with or without cause. Any member of the Committees may resign by giving ten days advanced written notice to the Company and other Committee members. Such resignation shall become effective at delivery or at any later date specified therein. While there is a vacancy in the membership on a Committee the remaining Committee members shall have the same powers as the full Committee until the vacancy is filled.

(c)     Usual and reasonable expenses of the Committees may be paid in whole or in part by the Employer and any such expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund. The members of the Committees shall not receive any compensation for their services as such.

9.2      Powers and Duties of Administrative Committee. Except as otherwise provided in this Article 9, the Administrative Committee shall have final and binding discretionary authority to control and manage the operation and administration of the Plan, including all rights and powers necessary or convenient to the carrying out of its functions hereunder, whether or not such rights and powers are specifically enumerated herein. In exercising its responsibilities hereunder, the Administrative Committee may manage and administer the Plan through the use of agents who may include employees of the Employer.

        Without limiting the generality of the foregoing, and in addition to the other powers set forth in this Article 9, the Administrative Committee shall have the following discretionary authorities:

(a)     To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder.

(b)     To prescribe procedures and regulations to be followed by Participants or beneficiaries with respect to the filing of elections, requests, applications for benefits, consents and waivers, which procedures and regulations may include the utilization of telephone voice response, internet or intranet systems or other electronic media as an equivalent means for filing written paper documents.

(c)     To prepare and distribute, in such manner as the Administrative Committee determines to be appropriate, information explaining the Plan and a Participant’s or beneficiary’s rights hereunder, which manner may include utilization of a telephone voice response, internet or intranet system, or other electronic media as an equivalent means for filing written paper documents.

(d)     To request and receive from each Employer, Participants and others such information as shall be necessary for the proper administration of the Plan.

(e)     To furnish the Company upon request such annual and other reports with respect to the administration of the Plan as are reasonable and appropriate.

(f)     To receive, review and maintain on file reports of the financial condition and of the receipts and disbursements of the Trust Fund from the Trustee.

(g)     To fix and determine the respective amounts payable by the Employers pursuant to Article 3 (Contributions).

(h)     To take such action not included within responsibilities allocated to the Board of Directors, the Investment Committee, or the Trustee under the provisions of the Plan as may be needed to carry out the orderly administration of the Plan.

(i)     To determine all questions relating to the eligibility, benefits and other rights of employees, Participants and beneficiaries under the Plan.

(j)     To allocate fiduciary responsibilities (other than Trustee responsibilities) among its members and to designate other persons to carry out nonfiduciary and fiduciary responsibilities (other than Trustee responsibilities).

(k)     To take such action as it deems appropriate to correct any errors or omissions with respect to the administration of the Plan, including but not limited to causing to be allocated from future Contributions to the Trust Fund or causing distributions from the Trust Fund to be withheld, accelerated or adjusted in order to accord to a Participant or beneficiary the allocations to his Accounts or distributions therefrom to which he is entitled under the Plan.

9.3      Powers and Duties of the Investment Committee.

(a)

Except for responsibilities retained by the Board of Directors of the Company, the Investment Committee shall have the responsibility to (i) review investment performance of the Trust Fund; (ii) establish investment Funds pursuant to Section 5.2 (Common Fund); (iii) direct the Trustee with regard to the investment of assets; and (iv) such other responsibilities as may be delegated to it by the Board of Directors or pursuant to the Plan or trust agreement.

(b)	In connection with these responsibilities, the Investment Committee shall have the following powers and duties:

(i)

to establish investment guidelines and objectives for the investment of the Trust Fund and each investment Fund as a part thereof, including, but not by way of limitation, the establishment of additional investment funds or the consolidation of one or more of the existing funds;

(ii)	to review the performance of and appoint and dismiss the Trustee;

(iii)	to receive, review and retain (as it deems convenient or proper) reports of the investments and the receipts and disbursements of the Trust Fund from the Trustee and/or any Investment Managers; and

(iv)	to manage the investment of any assets for which the Investment Committee serves as investment advisor.

(c)

The Investment Committee may, subject to periodic review, (i) allocate or delegate among its members certain powers, (ii) authorize one or more of its members or an agent to execute or deliver any instruments or make payment on the Investment Committee’s behalf, and (iii) utilize the services of agents and employ persons to perform ministerial, clerical, record-keeping, consulting or legal services to assist the Investment Committee in the performance of its duties.

(d)

The Investment Committee shall maintain records and accounts showing the fiscal transactions and performance evaluations of the Trust Fund. At least annually, the Investment Committee shall submit to the Board a report regarding the operation of the Trust during the past year and shall also submit such other reports as the Board shall request.

9.4      Committee Procedures.

(a)     Each Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs.

(b)     A majority of the members of each Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committees at any meeting shall be by the vote of the majority of the members of the Committees present at the meeting. Each Committee may act without a meeting by written consent of a majority of its members.

(c)     Each Committee may elect one of its members as chairman and may appoint a secretary, who may or may not be a Committee member, and shall advise the Trustee and the Company of such actions in writing. The secretary shall keep a record of all actions of the Committees and shall forward all necessary communications to the Company or the Trustee.

(d)     Filing or delivery of any document with or to the secretary of a Committee in person or by registered or certified mail, addressed in care of the Company, shall be deemed a filing with or delivery to the Committee.

9.5      Consultation with Advisors. Each Committee (or any fiduciary designated by a Committee pursuant to Section 9.9 (Designation of Other Fiduciaries)) may employ or consult with counsel, actuaries, accountants, physicians or other advisors (who may be counsel, actuaries, accountants, physicians or other advisors for the Employer).

9.6      Committee Members as Participants. Each Committee member may also be a Participant, but no Committee member shall have power to take part in any discretionary decision or action affecting his own interest as a Participant under this Plan unless such decision or action is upon a matter which affects all other Participants similarly situated and confers no special right, benefit or privilege not simultaneously conferred upon all other such Participants.

9.7      Records and Reports. Each Committee shall take all such action as it deems necessary or appropriate to comply with governmental laws and regulations relating to the maintenance of records, notifications to Participants, registrations with the Internal Revenue Service, reports to the U.S. Department of Labor and all other requirements applicable to the Plan. At the end of each Plan Year and such other periods as the Administrative Committee may determine, the Administrative Committee will provide each Participant with a statement of the balances in his Accounts.

9.8      Investment Policy.

(a)

As provided in Section 9.3 (Powers and Duties of the Investment Committee), the Investment Committee from time to time shall determine the Plan’s short-term and long-term financial needs, with which the investment policy of the Trust shall be appropriately coordinated, and such needs shall be communicated from time to time to the Trustee, Investment Managers or others having any responsibility for management and control of the Trust assets.

(b)

Subject to the provisions of Section 5.2 (Common Fund) relating to the investment direction of Participants, and to subsection (c) below, the Trustee shall have exclusive authority and discretion to manage and control the assets of the Trust pursuant to an investment policy coordinated with the needs of the Plan as determined by the Investment Committee.

(c)

The Investment Committee may in its discretion manage or may appoint one or more Investment Managers to manage (including the power to acquire and dispose of) any assets of the Plan pursuant to an investment policy coordinated with the needs of the Plan as determined by the Investment Committee, in which event the Trustee shall not be liable for the acts or omissions of the Investment Committee or any such Investment Manager or be under an obligation to invest or otherwise manage any asset of the Plan which is subject to the management of the Investment Committee or any such Investment Manager except as directed. Any such Investment Manager shall acknowledge in writing that he is a fiduciary with respect to the Plan.

(d)	The term “Investment Manager” shall mean:

(i)	a registered investment adviser under the Investment Advisers Act of 1940, as amended;

(ii)	a bank as defined in the Investment Advisers Act of 1940, as amended; or

(iii)	an insurance company qualified under the laws of more than one state to manage, acquire and dispose of plan assets.

9.9      Designation of Other Fiduciaries. Each Committee may designate in writing other persons to carry out a specified part or parts of its responsibilities hereunder (including the power to designate other persons to carry out a part of such designated responsibility), but not including the power to appoint Investment Managers. Any such designation shall be accepted by the designated person, who shall acknowledge in writing that he is a fiduciary with respect to the Plan.

9.10      Obligations of Each Committee.

(a)     Each Committee or its properly authorized delegate shall make such determinations as are necessary to accomplish the purposes of the Plan with respect to individual Participants or classes of such Participants. The Company shall notify each Committee of facts relevant to such determinations, including, without limitation, length of Service, compensation for services, dates of death, permanent disability, granting or terminating of leaves of absence, ages, retirement and termination of Service for any reason (but indicating such reason), and termination of participation. The Company shall also be responsible for notifying each Committee of any other facts which may be necessary for the Committee to discharge its responsibilities hereunder.

(b)     Each Committee is hereby authorized to act solely upon the basis of such notifications from the Company and to rely upon any document or signature believed by the Committee to be genuine and shall be fully protected in so doing. For the purpose of this Section 9.10, a letter or other written instrument signed in the name of the Company by any officer thereof shall constitute a notification from the Company; except that any action by the Company or its Board of Directors with respect to the appointment or removal of a member of a Committee or the amendment of the Plan and Trust or the designation of a group of employees to which the Plan is applicable shall be evidenced by an instrument in writing, signed by a duly authorized officer or officers, certifying that said action has been authorized and directed by a resolution of the Board of Directors of the Company.

(c)     Each Committee shall notify the Trustee of its actions and determinations affecting the responsibilities of the Trustee and shall give the Trustee directions as to payments or other distributions from the Trust Fund to the extent they may be necessary for the Trustee to fulfill the terms of the trust agreement.

(d)     Each Committee shall be under no obligation to enforce payment of contributions hereunder or to determine whether contributions delivered to the Trustee comply with the provisions hereof relating to contributions, and is obligated only to administer this Plan pursuant to the terms hereof.

9.11      Indemnification of Each Committee. Each Employer shall indemnify members of each Committee and its authorized delegates who are employees of an Employer for any liability or expenses, including attorneys’ fees, incurred in the defense of any threatened or pending action, suit or proceeding by reason of their status as members of the Committee or its authorized delegates, to the full extent permitted by the law of the Employer’s state of incorporation.

ARTICLE 10

Trustee and Trust Fund

10.1      Trust Fund. A Trust Fund to be known as the Tellabs, Inc. Profit Sharing and Savings Trust has been established by the execution of a trust agreement with one or more Trustees and is maintained for the purposes of this Plan. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust, for the benefit of the Participants and their beneficiaries.

10.2      Payments to Trust Fund and Expenses. All contributions hereunder will be paid into and credited to the Trust Fund and all benefits hereunder and expenses chargeable thereto will be paid from the Trust Fund and charged thereto.

10.3      Trustee’s Responsibilities. The powers, duties and responsibilities of the Trustee shall be as set forth in the trust agreement and nothing contained in this Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the Trustee.

10.4      Reversion to the Employer. An Employer has no beneficial interest in the Trust Fund and no part of the Trust Fund shall ever revert or be repaid to the Employer, directly or indirectly, except that an Employer shall upon written request have a right to recover:

(a)     within one year of the date of payment of a contribution by an Employer, any amount (less any losses attributable thereto) contributed through a mistake of fact;

(b)     within one year of the date on which any deduction for a contribution by an Employer under Code Section 404 is disallowed, an amount equal to the amount disallowed (less any losses attributable thereto);

(c)     at the termination of the Plan, any amounts remaining in the Excess Forfeiture Suspense Account;

(d)     upon satisfaction of all liabilities for Medical Benefits arising out of the operation of Article 14 (Retiree Medical Benefits), any amounts remaining in the Medical Benefits Account.

ARTICLE 11

Amendment or Termination

11.1      Amendment. The Company reserves the right to amend this Plan at any time to take effect retroactively or otherwise, in any manner which it deems desirable including, but not by way of limitation, the right to increase or diminish contributions to be made by an Employer hereunder, to change or modify the method of allocation of its contributions, to change any provision relating to the distribution or payment, or both, of any assets of the Trust.

11.2      Termination. The Company further reserves the right to terminate this Plan at any time.

11.3      Form of Amendment, Discontinuance of Employer Contributions, and Termination. Any such amendment, discontinuance of Employer Contributions (as defined in Section 3.1 (Employer Contributions)) or termination shall be made only by resolution of the Board of Directors or by an officer of the Company or by any person so duly authorized by resolution of the Board of Directors.

11.4      Limitations on Amendments. The provisions of this Article 11 are subject to the following restrictions:

(a)

Except as provided in Section 10.4 (Reversion to the Employer), no amendment shall operate either directly or indirectly to give an Employer any interest whatsoever in any funds or property held by the Trustee under the terms hereof, or to permit corpus or income of the Trust to be used for or diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries.

(b)

Except to the extent necessary to conform to the laws and regulations or to the extent permitted by any applicable law or regulation, no amendment shall operate either directly or indirectly to deprive any Participant of his nonforfeitable beneficial interest in his Accounts as they are constituted at the date of the amendment.

(c)

No amendment shall change any vesting schedule unless each Participant who has completed 3 or more Years of Service is permitted to elect to have the nonforfeitable percentage of his Accounts, if applicable, computed under the Plan without regard to such amendment. The period for making such election shall commence no later than the date of the adoption of such amendment and shall expire no earlier than 60 days after the latest of the following dates:

(i)	the date the Plan amendment is adopted; or

(ii)	the date the Plan amendment becomes effective; or

(iii)	the date the Participant is issued written notice of the Plan amendment by the Administrative Committee.

Notwithstanding the foregoing, no election need be offered to a Participant whose nonforfeitable percentage of his Accounts, if applicable, cannot at any time be lower than such percentage determined without regard to such amendment.

(d)     Except as permitted by applicable law, no amendment shall eliminate or reduce an early retirement benefit or a retirement-type subsidy or eliminate an optional form of benefit.

11.5      Level of Benefits Upon Merger. This Plan shall not merge or consolidate with, or transfer assets or liabilities to, any other plan, unless each Participant shall be entitled to receive a benefit immediately after said merger, consolidation or transfer (if such other plan were then terminated) which shall be not less than the benefit he would have been entitled to receive immediately before said merger, consolidation or transfer (if this Plan were then terminated).

11.6      Vesting Upon Termination or Discontinuance of Employer Contributions; Liquidation of Trust.

(a)     This Plan shall be deemed terminated if and only if the Plan terminates by operation of law or pursuant to Section 11.2 (Termination). In the event of any termination or partial termination within the meaning of the Code, or in the event an Employer permanently discontinues the making of contributions to the Plan, the Retirement Account and Post-1992 Profit Sharing Account of each affected Participant who is employed by such Employer on the date of the occurrence of such event shall be nonforfeitable; provided, however, that in no event shall any Participant or beneficiary have recourse to other than the Trust Fund for the satisfaction of benefits hereunder.

(b)     In the event an Employer permanently discontinues the making of contributions to the Plan, the Trustee shall make or commence distribution to each Participant or his beneficiaries of the value of such Participant’s Accounts as provided herein within the time prescribed in Article 7 (Distributions). However, if, after such discontinuance, the Company shall determine it to be impracticable to continue the Trust any longer, the Company may, in its discretion, declare a date to be the Valuation Date for all Participants whose Valuation Date has not yet occurred, and the Trustee shall thereupon, as promptly as shall then be reasonable under the circumstances, liquidate the Trust assets and distribute to each such Participant his Accounts in the Trust Fund. Such date shall also constitute the final distribution date for each Participant or beneficiary whose Accounts are being distributed in installments. Upon completion of such liquidation and distribution, the Trust shall finally and completely terminate.

(c)     The liquidation of the Trust, if any, in connection with any Plan termination shall be accomplished by the Administrative Committee acting on behalf of the Company. After directing that sufficient funds be set aside to provide for the payment of all expenses incurred in the administration of the Plan and the Trust, to the extent not paid or provided for by the Employer, the Administrative Committee shall, as promptly as shall then be reasonable under the circumstances, liquidate the Trust assets and distribute to each Participant or beneficiary his Accounts in the Trust Fund. Notwithstanding the foregoing, if the Employer or an Affiliate maintains another defined contribution plan, other than an employee stock ownership plan (as defined in Code Section 4975(e) or 409) or a Simplified Employee Pension Plan, the Accounts of all Participants shall be transferred to the other plan; provided, however, that if fewer than 2% of the Participants in this Plan at the time this Plan is terminated are or were eligible to participate under such other defined contribution plan at any time during the 24-month period beginning 12 months before the time of termination, a Participant’s Accounts shall be transferred to the other plan only if the vested balance of the Participant’s Accounts exceeds $3,500 and the Participant does not consent to the distribution of such Accounts. Upon completion of such liquidation and distribution, the Trust shall finally and completely terminate. In the event the Administrative Committee is no longer in existence, the actions to be taken by the Administrative Committee pursuant to this Section shall be taken by the Trustee. Effective with the 1998 Plan Year, $5,000 shall be substituted for $3,500 in this subsection (c).

ARTICLE 12

Miscellaneous

12.1      No Guarantee of Employment, Etc. Neither the creation of the Plan nor anything contained in the Plan or trust agreement shall be construed as a contract of employment between the Employer and the Participant or as giving any Participant hereunder or other employee of the Employer any right to remain in the employ of an Employer, any equity or other interest in the assets, business or affairs of the Employer, or any right to complain about any action taken or any policy adopted or pursued by the Employer.

12.2      Nonalienation.

(a)     Except as may be provided in the Plan with respect to loans to Participants, no Participant shall have any right to sell, assign, pledge, hypothecate, anticipate or in any way create a lien upon any part of the Trust Fund. Except to the extent required by law or provided in the Plan, no interest in the Trust Fund, or any part thereof, shall be assignable in or by operation of law, or be subject to liability in any way for the debts or defaults of Participants, their beneficiaries, spouses or heirs-at-law, whether to the Employer or to others.

(b)     Prior to the time that distributions are to be made hereunder, the Participants, their spouses, beneficiaries, heirs-at-law or legal representatives shall have no right to receive cash or other things of value from an Employer or the Trustee from or as a result of the Plan and Trust.

12.3      Qualified Domestic Relations Order. Notwithstanding anything in this Plan to the contrary, the Administrative Committee shall distribute a Participant’s Accounts, or any portion thereof, in accordance with the terms of any domestic relations order entered on or after January 1, 1985, which the Administrative Committee determines to be a Qualified Domestic Relations Order described in Code Section 414(p). Further notwithstanding any other provision of this Plan to the contrary, such distribution of a Participant’s Accounts, or any portion thereof, to an Alternate Payee under a Qualified Domestic Relations Order shall, unless such order otherwise provides, be made in a single sum as soon as administratively practicable after the Administrative Committee has determined that a domestic relations order is a Qualified Domestic Relations Order described in Code Section 414(p). No Qualified Domestic Relations Order shall permit the payment of any benefit in any amount, form of benefit, time of payment or any option not otherwise provided; however, to the extent provided in Code Section 414(p), benefits may be paid to an Alternate Payee in any form in which benefits may be paid to the Participant (even though the Participant has not separated from Service) as if he had retired on the date payment is to begin under such Qualified Domestic Relations Order. The account of any Alternate Payee shall be paid to such Alternate Payee immediately if the Qualified Domestic Relations Order so states.

12.4      Controlling Law. To the extent not preempted by the laws of the United States of America, the laws of the State of Illinois shall be controlling state law in all matters relating to the Plan.

12.5      Severability. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

12.6      Notification of Addresses. Each Participant and each beneficiary eligible for benefits under this Plan shall file with the Administrative Committee from time to time in writing his post-office address and each change of post-office address. Any communication, statement or notice addressed to the last post-office address filed with the Administrative Committee, or if no such address was filed with the Administrative Committee, then to the last post-office address of the Participant or beneficiary as shown on an Employer’s records, will be binding on the Participant and his beneficiary for all purposes of this Plan and neither the Administrative Committee nor the Employer shall be obliged to search for or ascertain the whereabouts of any Participant or beneficiary, nor shall any Employer, Committee, director, officer, employee or agent of any of them be liable for any loss, cost or expense associated with any Participant’s or beneficiary’s failure to so file such Participant’s or beneficiary’s address with the Administrative Committee.

12.7      Gender and Number. Whenever the context requires or permits, the gender and number of words shall be interchangeable.

12.8      Instructions and Elections. Any instructions or elections required to be made by a Participant in writing under this Plan shall be made in such form and manner (which may include electronic format) as prescribed by the Committee. The Committee shall not be obligated to act with respect to any instructions or elections until receipt thereof in the prescribed form and manner. The Committee shall take or cause to be taken appropriate action with respect to such instructions or elections as soon as administratively feasible after receipt thereof in the prescribed form and manner.

ARTICLE 13

Adoption by Affiliates

13.1      Adoption of Plan. Subject to any resolution or terms of any agreement approved by the Board of Directors of the Company or a Committee thereof to the contrary, any Affiliate may adopt this Plan for the benefit of its eligible employees if authorized to do so by the Board of Directors of the Company. Such adoption shall be by resolution of such Affiliate’s board of directors, a certified copy of which shall be filed with the Company, the Administrative Committee and the Trustee. Upon such adoption, such Affiliate shall become an “Employer.”

13.2      The Company as Agent for Employer. Each Employer which has adopted this Plan pursuant to Section 13.1 (Adoption of Plan) hereby irrevocably gives and grants to the Company full and exclusive power conferred upon it by the terms of the Plan and Trust to take or refrain from taking any and all action which such Employer might otherwise take or refrain from taking with respect to the Plan, including sole and exclusive power to exercise, enforce or waive any rights whatsoever which such Employer might otherwise have with respect to the Trust, and each such Employer, by adopting this Plan, irrevocably appoints the Company its agent for such purposes. Neither the Trustee nor any Committee nor any other person shall have any obligation to account to any such Employer or to follow the instructions of or otherwise deal with any such Employer, the intention being that all persons shall deal solely with the Company as if it were the sole company which had adopted this Plan. Each such Employer shall contribute such amounts as determined under Article 3 (Contributions).

13.3      Adoption of Amendments.

(a)     Any Employer which adopts this Plan pursuant to Section 13.1 (Adoption of Plan) may amend this Plan with respect to its own employees by resolution of its board of directors, if authorized to do so by the Board of Directors of the Company or any person so duly authorized by the Board of Directors of the Company.

(b)     Any Employer shall be deemed conclusively to have assented to any amendment of this Plan by the Company without the necessity of any affirmative action on the part of such Employer.

13.4      Termination. Any Employer which adopts this Plan pursuant to Section 13.1 (Adoption of Plan) may terminate this Plan with respect to its own employees by resolution of its board of directors, if authorized to do so by the Board of Directors of the Company, or any person so duly authorized by the Board of Directors of the Company.

13.5      Data to Be Furnished by Employers. Each Employer which adopts this Plan pursuant to Section 13.1 (Adoption of Plan) shall furnish information and maintain such records with respect to its Participants as called for hereunder, and its determinations and notifications with respect thereto shall have the same force and effect as comparable determinations by the Company with respect to its Participants.

13.6      Joint Employers. If a Participant receives Considered Compensation during a Plan Year from more than one Employer, the total amount of such Considered Compensation shall be considered for the purposes of the Plan, and the respective Employers shall share in contributions to the Plan on account of said Participant based on the Considered Compensation paid to such Participant by the Employer.

13.7      Expenses. Except to the extent paid by the Employers, all expenses of the Plan shall be paid from the Trust Fund as the Administrative Committee from time to time may direct in accordance with the trust agreement.

13.8      Withdrawal. An Employer may withdraw from the Plan by giving 60 days’ written notice of its intention to the Company and the Trustee, unless a shorter notice shall be agreed to by the Company.

13.9      Prior Plans. If an Employer adopting the Plan already maintains a defined contribution plan covering employees who will be covered by this Plan, it may, with the consent of the Company, provide in its resolution adopting this Plan for the termination of its own plan or for the merger, restatement and continuation, of its own plan by this Plan. In either case, such Employer may, subject to the approval of the Company, provide in its resolution of adoption of this Plan for the transfer of the assets of such plan to the Trust for this Plan for the payment of benefits accrued under such other plan.

ARTICLE 14

Retiree Medical Benefits

14.1      Medical Benefits Account. Effective April 1, 1999, there is created, established and maintained a separate Medical Benefits Account as part of the Retirement Program for the purposes of providing certain medical benefits to Eligible Individuals in accordance with this Article 14 and Code Section 401(h).

14.2      Retiree Medical Benefits Definitions. For purposes of this Article 14, the following definitions shall apply:

(a)

Dependent. The term “Dependent” shall mean any individual who is entitled to benefits under the Health Plan as a dependent of an eligible retiree provided that such individual is a “dependent” within the meaning of Code Section 152.

(b)	Eligible Individual. The term “Eligible Individual” shall mean an Eligible Retiree or a Dependent.

(c)	Eligible Retiree. The term “Eligible Retiree” shall mean an individual who:

(i)	is a Participant in the Retirement Program and who retires under circumstances which entitle the Participant to receive retiree medical benefits under the Health Plan; and

(ii)

is not a Key Employee (as defined in Code Section 416(i)(1)) at any time during the current Plan Year and has not been a Key Employee at any time during any previous Plan Year for which contributions were made to the Medical Benefits Account.

(d)

Health Plan. The term “Health Plan” shall mean Tellabs Retiree Medical Plan, or such other medical plan maintained by an Employer, but only as such plan relates to retired individuals and dependents, as such Retiree Medical Plan or plans may be amended from time to time, and the provisions of such Retiree Medical Plan or plans are incorporated herein by reference.

(e)	Medical Benefits. The term “Medical Benefits” shall mean the benefits specified and payable under Section 14.6 (Medical Benefits) from the Medical Benefits Account.

(f)

Medical Benefits Account. The term “Medical Benefits Account” shall mean the separate account established pursuant to Section 14.3 (Separate Account) for contributions to fund Medical Benefits payable under this Article 14.

14.3      Separate Account. A Medical Benefits Account shall be maintained with respect to contributions to fund the benefits payable under this Article 14, which shall be kept separate (for record-keeping purposes only) from the amounts contributed to the Retirement Program to fund all other benefits. The funds in the Medical Benefits Account shall be invested as the Investment Committee shall determine, and may, but need not be, invested in one or more of the Funds; provided, however, that in no event shall amounts allocable to the Medical Benefits Account be invested in the Tellabs Stock Fund.

14.4      Impossibility of Diversion Prior to Satisfaction of All Liabilities. Prior to the satisfaction of all liabilities under this Article 14 to provide for the payment of Medical Benefits, no part of the corpus or income of the Medical Benefits Account may be used for, or diverted to, any purpose other than the providing of Medical Benefits or the payment of any necessary or appropriate expenses attributable to the administration thereof.

14.5      Reversion upon Satisfaction of All Liabilities. Any amounts which are contributed to fund Medical Benefits and that remain in the Medical Benefits Account upon the satisfaction of all liabilities arising out of the operation of this Article 14 are to be returned to the Employer in accordance with Section 10.4 (Reversion to the Employer).

14.6      Medical Benefits. The Medical Benefits payable from the Medical Benefits Account shall be limited to the payment of medical benefits for Eligible Individuals under the Health Plan. Notwithstanding any other provision of this Article 14, the Medical Benefits paid out of the Medical Benefits Account at any time shall be limited to the amount in such Account. The Medical Benefits provided under the Health Plan and the contributions by the Employers to fund said Medical Benefits shall not discriminate in favor of Highly Compensated Employees.

14.7      Coordination with Health Plan. Medical Benefits under the Medical Benefits Account shall be provided by reimbursing, no less frequently than annually, the Employers or other paying agent under the Health Plan for amounts not to exceed the aggregate Medical Benefits, as defined in Section 14.6 (Medical Benefits), for Eligible Individuals.

14.8      Employer Contributions. All contributions to fund Medical Benefits provided under the Medical Benefits Account shall be made by the Employers. The Employers may, in their discretion, contribute to the Medical Benefits Account amounts which in the aggregate shall not exceed the amount reasonably estimated to cover the total cost of the Medical Benefits to be provided hereunder. Such total cost shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of the Health Plan, the investment of the Medical Benefits Account and other applicable considerations. Notwithstanding the foregoing, Employer contributions to the Medical Benefits Account shall be limited so that the aggregate actual contributions made to the Medical Benefits Account shall not exceed 25% of the total aggregate actual contributions made after April 1, 1999 under the Retirement Program to the Retirement Accounts of Participants and the Medical Benefit Account. At the time an Employer makes a contribution to the Retirement Program, it shall designate the portion allocable to the Medical Benefits Account.

14.9      Reservation of the Right to Terminate Medical Benefits. In addition to the rights set forth in Article 11 (Amendment or Termination), the Employers reserve the right to amend, suspend, curtail or terminate the Medical Benefits provided hereunder or under the Health Plan at any time.